As filed with the Securities and Exchange Commission on March 26, 2021

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Check the appropriate box or boxes:

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

TRIPLEPOINT VENTURE GROWTH BDC CORP.

(Exact Name of Registrant as Specified in Charter)

2755 Sand Hill Road, Suite 150, Menlo Park, California 94025
(Address of Principal Executive Offices)

(650) 854-2090
(Registrant’s Telephone Number, Including Area Code)

James P. Labe
Chief Executive Officer and Chairman
2755 Sand Hill Road, Suite 150, Menlo Park, California 94025
(Name and Address of Agent for Service)

COPIES TO:

Harry S. Pangas, Esq.
Dechert LLP
1900 K Street NW
Washington, DC 20006
Tel: (202) 261-3300
Fax: (202) 261-3333

Approximate date of proposed public offering: From time to time after the effective date of this registration statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit		Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.01 par value per share(2)
Subscription Rights(2)
Warrants(4)
Debt Securities(5)
Total(6)				$500,000,000	$54,500
Common Stock, $0.01 par value per share(7)	1,794,007	$13.93	(8)	$24,990,518	$2,727
Total				$524,990,518	$57,227	(9)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the “Securities Act”), solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by TriplePoint Venture Growth BDC Corp. (the “Registrant”) in connection with the sale of the securities registered under this Registration Statement.
(2)	Subject to note 6 below, there is being registered hereunder an indeterminate number of shares of common stock, preferred stock, or subscription rights as may be sold, from time to time.
(3)	Includes such indeterminate number of shares of the Registrant’s common stock as may, from time to time, be issued upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to note 6 below, there is being registered hereunder an indeterminate number of the Registrant’s warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities of the Registrant.
(5)	Subject to note 6 below, there is being registered hereunder an indeterminate number of debt securities of the Registrant as may be sold, from time to time. If any debt securities of the Registrant are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $500,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time by the Registrant pursuant to this Registration Statement exceed $500,000,000.
(7)	These shares are being registered for sale by selling stockholders.
(8)	Pursuant to Rule 457(c) of the Securities Act, the proposed maximum aggregate offering price and the amount of the registration fee have been determined on the basis of the high and low market prices of the Company’s common stock reported on The New York Stock Exchange on March 25, 2021.
(9)	Pursuant to Rule 415(a)(6) under the Securities Act, the Registrant is carrying forward to this Registration Statement $329.6 million in aggregate offering price of unsold securities that the Registrant previously registered on its registration statement on Form N-2 (File No. 333-223924) initially filed on March 26, 2018 (the “Prior Registration Statement”). Pursuant to Rule 415(a)(6) under the Securities Act, the filing fee previously paid in connection with such unsold securities will continue to be applied to such unsold securities. Because the Company is registering an additional $195.4 million in aggregate offering price of securities hereunder, a filing fee of $21,318 is being paid herewith. Pursuant to Rule 415(a)(6) under the Securities Act, the offering of unsold securities under the Prior Registration Statement will be deemed terminated as of the date of effectiveness of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where an offer or sale is not permitted.

PROSPECTUS SUBJECT TO COMPLETION DATED MARCH 26, 2021

$500,000,000

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities

TriplePoint Venture Growth BDC Corp. is an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). We have elected to be treated, and intend to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, for U.S. federal income tax purposes.

We were formed in 2013 to expand the venture growth stage business segment of TriplePoint Capital LLC’s investment platform. We refer to TriplePoint Capital LLC as “TPC” or “TriplePoint Capital.” Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by lending primarily with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries backed by TPC’s select group of leading venture capital investors.

Our investment activities are managed by TriplePoint Advisers LLC, or our “Adviser,” which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a subsidiary of TPC.

We may offer, from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities”. The preferred stock, debt securities, subscription rights and warrants offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In addition, this prospectus relates to 1,794,007 shares of our common stock that may be sold by the selling stockholders identified under “Selling Stockholders” (the “Selling Stockholders”). You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

In the event we offer common stock, the net proceeds we receive on a per share basis, before offering expenses, will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may receive net proceeds on a per share basis, before offering expenses, that are less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission (the “SEC”) may permit.

The securities may be offered directly to one or more purchasers, including existing stockholders in a rights offering, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of the securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution”.

Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “TPVG.” The reported closing price for our common stock on March 25, 2021 was $14.02 per share. Our 5.75% Notes due 2022 (the “2022 Notes”) are currently listed on the NYSE under the symbol “TPVY”. The reported closing price for the 2022 Notes on March 25, 2021 was $25.30 per unit.

Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it will likely increase the risk of loss for purchasers in an offering made pursuant to this prospectus or any related prospectus supplement.

Investing in our securities involves a high degree of risk. You should review carefully the risks and uncertainties, including the risk of leverage and dilution, described in the section titled “Risk Factors” beginning on page 4 of this prospectus or otherwise incorporated by reference herein and included in, or incorporated by reference into, the applicable prospectus supplement and in any free writing prospectuses we have authorized for use in connection with a specific offering, and under similar headings in the other documents that are incorporated by reference into this prospectus before investing in our securities.

This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The accompanying prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein, before investing in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC also maintains a website at http://www.sec.gov that contains such information. This information is also available free of charge by contacting us at 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025, Attention: Investor Relations, or by calling us collect at (650) 854-2090 or on our website at http://www.tpvg.com. Information contained on our website is not incorporated by reference into this prospectus or any supplement to this prospectus and you should not consider that information to be part of this prospectus or any supplement hereto.

Neither the SEC nor any state securities commission has approved or disapproved of these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is              , 2021

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under this shelf registration statement, we may offer, from time to time, in one or more offerings, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering. In addition, this prospectus relates to 1,794,007 shares of our common stock that may be sold by the Selling Stockholders identified under “Selling Stockholders.” We will not receive any proceeds from the sale of common stock by any of the Selling Stockholders. See “Plan of Distribution” for more information.

This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we have incorporated by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, please carefully read this prospectus, any accompanying prospectus supplement, any free writing prospectus and the documents incorporated by reference in this prospectus and any accompanying prospectus supplement.

This prospectus may contain estimates and information concerning our industry, including market size and growth rates of the markets in which we participate, that are based on industry publications and other third-party reports. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described or referenced in the section titled “Risk Factors,” that could cause results to differ materially from those expressed in these publications and reports.

This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or incorporated by reference, or will be filed or incorporated by reference, as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Available Information.”

You should rely only on the information included or incorporated by reference in this prospectus, any prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus, in any accompanying prospectus supplement or in any free writing prospectus prepared by us or on our behalf or to which we have referred you. We take no responsibility for, and can provide no assurance as to the reliability of, any other information that others may give you. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus, any accompanying prospectus supplement and any free writing prospectus prepared by us or on our behalf or to which we have referred you do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. You should not assume that the information included or incorporated by reference in this prospectus, in any accompanying prospectus supplement or in any such free writing prospectus is accurate as of any date other than their respective dates. Our financial condition, results of operations and prospects may have changed since any such date. To the extent required by law, we will amend or supplement the information contained or incorporated by reference in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights information included elsewhere in this prospectus or incorporated by reference. It is not complete and may not contain all of the information that you should consider before making your investment decision. You should carefully read the entire prospectus, the applicable prospectus supplement, and any related free writing prospectus, including the risks of investing in our securities discussed in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and under similar headings in the other documents that are incorporated by reference into this prospectus and the applicable prospectus supplement. Before making your investment decision, you should also carefully read the information incorporated by reference into this prospectus, including our financial statements and related notes, and the exhibits to the registration statement of which this prospectus is a part. Any yield information contained or incorporated by reference in this prospectus related to investments in our investment portfolio is not intended to approximate a return on your investment in us and does not take into account other aspects of our business, including our operating and other expenses, or other costs incurred by you in connection with your investment in us.

Except as otherwise indicated in this prospectus, the terms:

●	“we,” “us” and “our” refer to TriplePoint Venture Growth BDC Corp., a Maryland corporation, and its wholly owned subsidiaries;

●	“Adviser” refers to TriplePoint Advisers LLC, a Delaware limited liability company, our investment adviser and a subsidiary of TPC;

●	“Administrator” refers to TriplePoint Administrator LLC, a Delaware limited liability company, our administrator and a subsidiary of our Adviser;

●	“TPC” and “TriplePoint Capital” refer to TriplePoint Capital LLC, a Delaware limited liability company; and

●	“Financing Subsidiary” refers to TPVG Variable Funding Company LLC, a Delaware limited liability company and our wholly owned subsidiary.

TriplePoint Venture Growth BDC Corp.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended (the “1940 Act”). We have also elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for U.S. federal income tax purposes.

We were formed as a Maryland corporation on June 28, 2013 to expand the venture growth stage business segment of TPC’s investment platform. Our investment objective is to maximize our total return to stockholders primarily in the form of current income and, to a lesser extent, capital appreciation by lending primarily with warrants to venture growth stage companies focused in technology, life sciences and other high growth industries backed by TPC’s select group of leading venture capital investors.

We originate and invest primarily in loans that have a secured collateral position and are generally used by venture growth stage companies to finance their continued expansion and growth, equipment financings and, on a select basis, revolving loans, together with, in many cases, attached equity “kickers” in the form of warrant investments, and direct equity investments. We underwrite our investments seeking an unlevered yield-to-maturity on our growth capital loans and equipment financings generally ranging from 10% to 18% and on our revolving loans generally ranging from 1% above the applicable prime rate to 10%, in each case, with potential for higher returns in the event we are able to exercise warrant investments and realize gains or sell our related equity investments at a profit. We also generally underwrite our secured loans seeking a loan-to-enterprise value of less than 25%.

We make investments that our Adviser’s senior investment team believes have a low probability of loss due to our expertise and the revenue profile, product validation, customer commitments, intellectual property, financial condition and enterprise value of the potential opportunity. We believe these investments provide us with a stable, fixed-income revenue stream along with the potential for equity-related gains on a risk-adjusted basis. We believe that the venture growth stage debt market presents a compelling growth channel for us because it has high barriers to entry and is underserved by both traditional lenders and existing debt financing providers to venture capital-backed companies given the brand, reputation and market acceptance, industry relationships, venture lending and leasing expertise, specialized skills, track record, and other factors required to lend to companies backed by leading venture capital investors. Additionally, we believe our investments are distinct compared with the investments made by more traditional lenders because our investments provide us the ability to invest alongside leading venture capital investors in companies focused in technology, life sciences and other high growth industries. We also believe that our investments are distinct compared to the investments made by existing debt financing providers to venture capital backed companies given our primary focus on venture growth stage companies backed by TPC’s select group of leading venture capital investors.

TriplePoint Capital

TPC is widely recognized as a leading global financing provider devoted to serving venture capital-backed companies with creative, flexible and customized debt financing, equity capital and complementary services throughout their lifespan. TPC is located on Sand Hill Road in Silicon Valley and has a primary focus in technology, life sciences and other high growth industries. TPC’s portfolio of venture capital-backed companies included and/or includes widely recognized and industry-leading companies, including, among others, Facebook, YouTube, AppNexus, Beyond Meat, Chegg, Etsy, Oncomed, Proteolix, Ring Central, Ruckus Wireless, Segway, Shazam, Splunk, Square, Varonis, and Workday.

TPC’s global investment platform serves venture capital-backed companies backed by its select group of leading venture capital investors across all stages of development of a venture capital-backed company’s lifecycle with dedicated business segments focused on providing creative, flexible and customized debt financings and complementary services at each stage. TPC categorizes venture capital-backed companies into the following five lifecycle stages of development: seed, early, later, venture growth and public. TPC has other business segments, in addition to us, that target investments in these lifecycle stages.

TPC utilizes a unique, relationship-based lending strategy that primarily targets companies funded by a select group of leading venture capital investors. TPC refers to this approach as the “TriplePoint Lifespan Approach.” Key elements of the TriplePoint Lifespan Approach include:

●	establishing debt financing relationships with select venture capital-backed companies across all five lifecycle stages of development;

●	working with TPC’s select group of leading venture capital investors to identify debt financing opportunities within their portfolio companies that TPC believes have established management teams, strong investor support, large market opportunities, innovative technology or intellectual property and sufficient cash on hand and equity backing to support a potential debt financing opportunity on attractive risk-adjusted terms;

●	developing debt financing relationships as early as possible in a venture capital-backed company’s lifecycle in order to have a real-time understanding of the company’s capital needs and be in a strategic position to evaluate and capitalize on additional investment opportunities as the company matures;

●	diligently monitoring the progress and ongoing creditworthiness of a borrower; and

●	serving as a creative, flexible and dependable financing partner with a focus on efficiency, responsiveness and customer service.

Senior Investment Team

Our Adviser’s senior investment team is led by TPC’s co-founders, James P. Labe and Sajal K. Srivastava, who have more than 50 years of combined experience in providing debt financing across all stages of a venture capital-backed company’s lifecycle and have developed long-standing relationships with, and have an established history of investing alongside, premier venture capital investors as a creative, flexible and dependable financing partner over the long-term. Our Adviser’s co-founders have worked together for over 20 years and its senior investment team includes professionals with extensive experience and backgrounds in technology, life sciences and other high-growth industries as well as in venture capital, private equity and credit. Our Adviser’s senior investment team leverages an extensive network of industry contacts and venture capital relationships.

Our Adviser

Our investment activities are managed by our Adviser, which is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is a wholly owned subsidiary of TPC. Our Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and performing due diligence on our investments and monitoring our investment portfolio on an ongoing basis. Our Adviser was organized in August 2013 and, pursuant to an investment advisory agreement we have entered into with our Adviser (the “Investment Advisory Agreement”) we pay our Adviser a base management fee and an incentive fee for its services.

Our Administrator

Our administrative functions are provided by our Administrator. Our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. In February 2014, we entered into an administration agreement with our Administrator (the “Administration Agreement”) under which we pay our Administrator an amount equal to our allocable portion (subject to the review of our board of directors (the “Board”)) of our Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.

FEES AND EXPENSES

Information, as of December 31, 2020, about the fees and expenses that an investor in our common stock will bear directly or indirectly can be found under “Item 9B. Other Information” of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.

FINANCIAL HIGHLIGHTS

The information in Note 8 to our audited consolidated financial statements appearing in our most recent Annual Report on Form 10-K is incorporated by reference herein.

SELECTED FINANCIAL AND OTHER INFORMATION

The information in “Item 6. Selected Financial Data” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

RISK FACTORS

Investing in our securities involves a high degree of risk. Before deciding whether to invest in our securities, you should carefully consider the risks and uncertainties described in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and discussed in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent filings we have made with the SEC that are incorporated by reference into this prospectus, together with other information in this prospectus, the documents incorporated by reference, and any free writing prospectus that we may authorize for use in connection with this offering. The risks described in these documents are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business. Past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods. If any of these risks actually occurs, our business, reputation, financial condition, results of operations, revenue, and future prospects could be seriously harmed. This could cause our net asset value and the trading price of our securities to decline, resulting in a loss of all or part of your investment. Please also read carefully the section titled “Cautionary Statement Regarding Forward-Looking Statements.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents that we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, may contain forward-looking statements, including statements regarding our future financial condition, business strategy, and plans and objectives of management for future operations. All statements other than statements of historical facts, including statements regarding our future results of operations or financial condition, business strategy and plans, and objectives of management for future operations, are forward-looking statements. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus may include statements as to:

●	our and our portfolio companies’ future operating results and financial condition, including the ability of us and our portfolio companies to achieve our respective objectives;

●	our business prospects and the prospects of our portfolio companies;

●	our relationships with third parties, including but not limited to lenders and venture capital investors, including other investors in our portfolio companies;

●	the impact and timing of our unfunded commitments;

●	the expected market for venture capital investments;

●	the performance of our existing portfolio and other investments that we may make in the future;

●	the impact of investments that we expect to make;

●	actual and potential conflicts of interest with TPC, the Adviser and its senior investment team and Investment Committee;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the U.S. and global economies, including with respect to the industries in which we invest;

●	our expected financings and investments;

●	the ability of our Adviser to attract, retain and have access to highly talented professionals, including our Adviser’s senior management team;

●	our ability to qualify and maintain our qualification as a RIC and as a BDC;

●	the adequacy of our available liquidity, cash resources and working capital and compliance with covenants under our borrowing arrangements; and

●	the timing of cash flows, if any, from the operations of our portfolio companies.

In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions, although not all forward-looking statements include these words or expressions. The forward-looking statements contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus involve risks and uncertainties. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	changes in laws and regulations, changes in political, economic or industry conditions, and changes in the interest rate environment or other conditions affecting the financial and capital markets, including with respect to changes resulting from or in response to, or potentially even the absence of changes as a result of, the impact of the COVID-19 pandemic;

●	the length and duration of the COVID-19 outbreak in the United States as well as worldwide, and the magnitude of its impact and time required for economic recovery, including with respect to the impact of travel restrictions and other isolation and quarantine measures on the ability of the Adviser’s investment professionals to conduct in-person diligence on, and otherwise monitor, existing and future investments;

●	an economic downturn and the time period required for robust economic recovery therefrom, including the current economic downturn as a result of the impact of the COVID-19 pandemic, which has already generally had a material impact on our portfolio companies’ results of operations and financial condition and will likely continue to have a material impact on our portfolio companies’ results of operations and financial condition, for its duration, which could lead to the loss of some or all of our investments in such portfolio companies and have a material adverse effect on our results of operations and financial condition;

●	a contraction of available credit, an inability or unwillingness of our lenders to fund their commitments to us and/or an inability to access capital markets or additional sources of liquidity, including as a result of the impact and duration of the COVID-19 pandemic, could have a material adverse effect on our results of operations and financial condition and impair our lending and investment activities;

●	interest rate volatility could adversely affect our results, particularly given that we use leverage as part of our investment strategy;

●	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

●	risks associated with possible disruption in our or our portfolio companies’ operations due to wars and other forms of conflict, terrorist acts, security operations and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics; and

●	the risks, uncertainties and other factors we identify in “Risk Factors” in our most recent Annual Report on Form 10-K, in our other filings with the SEC that we make from time to time and elsewhere contained or incorporated by reference in this prospectus and any applicable prospectus supplement or free writing prospectus.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. These statements are inherently uncertain and investors are cautioned not to unduly rely on these statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement or in any free writing prospectus we have authorized for use in connection with a specific offering, we intend to use any net proceeds we receive from the sale of securities pursuant to this prospectus for general corporate purposes, which includes making new investments in accordance with our investment objective and strategies, paying operating expenses, including advisory and administrative fees and expenses and reducing the amount of any of our outstanding borrowings, and other expenses such as the due diligence expenses associated with potential new investments.

We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and a related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

Pending any new investments we may make or the payment of expenses described above, we intend to invest any net proceeds from an offering primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of investments we intend to target. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The prospectus supplement relating to an offering will more fully identify the use of proceeds from any offering.

We will not receive any proceeds from any sale of common stock by any of the Selling Stockholders.

PRICE RANGE OF COMMON STOCK

The information in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

SENIOR SECURITIES

Information about our senior securities as of each of the years ended December 31, 2020, 2019, 2018, 2017, 2016, 2015 and 2014 can be found under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Liquidity and Capital Resources – Senior Securities” of our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus. The report of Deloitte & Touche, LLP, an independent registered public accounting firm, on the Senior Securities table as of December 31, 2020, has been incorporated by reference as an exhibit to the registration statement of which this prospectus is a part.

BUSINESS

The information in “Item 1. Business” of our most recent Annual Report on Form 10-K is incorporated by reference herein.

PORTFOLIO COMPANIES

The following table sets forth certain information for each company in our investment portfolio as of December 31, 2020 (dollars in thousands). As of December 31, 2020, we do not “control” any of our portfolio companies, as defined in the 1940 Act. In addition, as of December 31, 2020, we were not deemed to be an “affiliate,” as defined in the 1940 Act, of any of our portfolio companies. In general, under the 1940 Act, we would “control” a company if we owned more than 25% of its voting securities and would be an “affiliate” of a company if we owned 5% or more of its voting securities.

Venture Growth Stage Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Debt Investments

Buildings and Property
Knotel, Inc.(7) 33 W. 17th Street, 2nd Floor New York, NY 10011	Growth Capital Loan (Prime + 4.25% interest rate, 9.50% floor, 9.00% EOT payment)	2/28/2019	$8,855	$9,195	$4,500	8/31/2022
	Growth Capital Loan (Prime + 4.25% interest rate, 9.50% floor, 9.00% EOT payment)	3/25/2019	5,903	6,113	3,000	9/30/2022
	Growth Capital Loan (Prime + 4.25% interest rate, 9.50% floor, 9.00% EOT payment)	4/18/2019	8,855	9,145	4,500	10/31/2022
	Growth Capital Loan (Prime + 4.25% interest rate, 9.50% floor, 9.00% EOT payment)	9/30/2019	5,903	6,006	3,000	3/31/2023
Total Buildings and Property - 3.75%*			29,516	30,459	15,000

Business Applications Software
Envoy, Inc. 410 Townsend St., Suite 410 San Francisco, CA 94107	Growth Capital Loan (Prime + 6.75% interest rate, 10.00% floor, 6.25% EOT payment)	5/22/2020	1,000	993	993	5/31/2023

Hi.Q, Inc. 2513 Charleston Road, Suite 102 Mountain View, CA 94043	Growth Capital Loan (11.00% interest rate, 2.00% EOT payment)	12/17/2018	13,250	13,196	13,196	6/30/2023
	Growth Capital Loan (Prime + 7.50% interest rate, 10.75% floor, 1.00% EOT payment)(2)	12/31/2020	6,868	6,823	6,823	8/31/2025
			20,118	20,019	20,019
OneSource Virtual, Inc. 9001 Cypress Waters Blvd Dallas, TX 75063	Growth Capital Loan (Prime + 5.25% interest rate, 10.00% floor, 2.00% EOT payment)	6/29/2018	6,302	6,600	6,622	6/30/2022
	Growth Capital Loan (Prime + 5.25% interest rate, 10.00% floor, 2.00% EOT payment)	11/5/2019	4,881	4,911	4,941	11/30/2023
	Growth Capital Loan (Prime + 5.25% interest rate, 10.00% floor, 2.00% EOT payment)	1/31/2020	3,000	3,017	3,037	1/31/2024
			14,183	14,528	14,600
Passport Labs, Inc. 128 South Tryon Street, #220 Charlotte, NC 28202	Growth Capital Loan (9.75% interest rate, 5.25% EOT payment)	10/11/2018	19,000	19,175	18,975	8/31/2023
	Growth Capital Loan (10.25% interest rate, 5.25% EOT payment)	5/15/2019	6,000	5,998	5,925	3/31/2024
	Growth Capital Loan (11.00% interest rate, 8.00% EOT payment)	5/15/2019	5,000	5,033	4,970	5/31/2024
			30,000	30,206	29,870
Quantcast Corporation 795 Folsom Street San Francisco, CA 94017	Growth Capital Loan (Prime + 6.25% interest rate, 10.50% floor, 6.00% EOT payment)	3/12/2018	2,063	2,919	2,921	3/31/2021
Total Business Applications Software - 17.08%*			67,364	68,665	68,403

Venture Growth Stage Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Debt Investments

Commercial Services
Transfix, Inc. 487 7th Avenue, 19th Floor New York, NY 10018	Growth Capital Loan (Prime + 5.00% interest rate, 10.50% floor, 2.00% EOT payment)	12/23/2019	10,000	9,993	9,993	12/31/2021
Total Commercial Services - 2.50%*			10,000	9,993	9,993

Consumer Finance
Activehours, Inc. 200 Portage Ave. Palo Alto, CA 94306	Growth Capital Loan (11.75% interest rate, 5.50% EOT payment)(2)	10/8/2020	6,000	5,891	5,891	10/31/2023
Total Consumer Finance - 1.47%*			6,000	5,891	5,891

Consumer Non-Durables
Imperfect Foods, Inc. 1616 Donner Ave San Francisco, CA 94124	Growth Capital Loan (Prime + 6.50% interest rate, 9.75% floor, 3.50% EOT payment)	9/30/2020	19,000	18,799	18,799	9/30/2024
Total Consumer Non-Durables - 4.69%*			19,000	18,799	18,799

Consumer Products and Services
Clutter Inc. 3526 Hayden Avenue Culver City, CA 90232	Growth Capital Loan (9.25% interest rate, 6.00% EOT payment)(2)	12/23/2020	3,000	2,916	2,916	12/31/2023

Outdoor Voices, Inc. 1637 E 2nd Street Austin, TX 78702	Growth Capital Loan (Prime + 5.00% interest rate, 10.25% floor, 9.75% EOT payment)	2/26/2019	4,000	4,160	4,160	2/28/2022
	Growth Capital Loan (Prime + 5.00% interest rate, 10.25% floor, 9.75% EOT payment)	4/4/2019	6,000	6,202	6,202	4/30/2022
			10,000	10,362	10,362
Quip NYC, Inc. 45 Main Street Brooklyn, NY 11201	Growth Capital Loan (Prime + 6.75% interest rate, 12.00% floor, 6.25% EOT payment)	4/16/2019	10,000	10,178	10,232	4/30/2022
	Growth Capital Loan (Prime + 6.75% interest rate, 12.00% floor, 6.25% EOT payment)	6/26/2019	5,000	5,062	5,092	6/30/2022
	Growth Capital Loan (Prime + 6.75% interest rate, 12.00% floor, 6.25% EOT payment)	6/26/2019	5,000	5,062	5,092	6/30/2022
	Growth Capital Loan (Prime + 6.75% interest rate, 12.00% floor, 6.25% EOT payment)	9/26/2019	5,000	5,025	5,059	9/30/2022
			25,000	25,327	25,475
Total Consumer Products and Services - 9.68%*			38,000	38,605	38,753

Consumer Retail
Savage X, Inc. 800 Apollo Street El Segundo, CA 90245	Growth Capital Loan (Prime + 2.75% interest rate, 7.50% floor, 3.50% EOT payment)	4/15/2020	1,000	1,016	1,018	4/30/2021
Total Consumer Retail - 0.25%*			1,000	1,016	1,018

Venture Growth Stage Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Debt Investments

E-Commerce - Clothing and Accessories
Minted, Inc. 747 Front Street, Suite 200 San Francisco, CA 94111	Growth Capital Loan (Prime + 7.00% interest rate, 10.25% floor, 5.95% EOT payment)	9/30/2020	15,000	14,533	14,533	3/31/2024

Outfittery GMBH(1)(3) Leuschnerdamm 31 10999 Berlin. Germany	Growth Capital Loan (Prime + 8.25% interest rate, 13.75% floor, 11.00% EOT payment)(2)	8/11/2017	6,180	6,443	6,587	8/31/2022
	Growth Capital Loan (12.00% interest rate, 9.00% EOT payment)(2)	6/7/2018	1,511	1,661	1,722	6/30/2021
	Growth Capital Loan (12.75% interest rate, 9.00% EOT payment)(2)	12/28/2018	1,987	2,053	2,183	12/31/2021
	Growth Capital Loan (Prime + 7.25% interest rate, 12.75% floor, 9.00% EOT payment)(2)	8/7/2019	3,947	3,983	4,287	8/31/2022
	Growth Capital Loan (Prime + 7.25% interest rate, 12.75% floor, 9.00% EOT payment)(2)	9/23/2019	3,305	3,226	3,552	9/30/2022
	Growth Capital Loan (Prime + 7.25% interest rate, 12.75% floor, 9.00% EOT payment)(2)	7/27/2020	1,166	1,103	1,137	7/31/2023
	Revolver (11.00% interest rate, 2.00% EOT payment)(2)	3/5/2020	3,298	3,364	3,753	12/31/2020
			21,394	21,833	23,221
TFG Holding, Inc. 800 Apollo Street El Segundo, CA 90245	Growth Capital Loan (Prime + 8.75% interest rate, 12.00% floor, 7.50% EOT payment)(2)	12/4/2020	10,500	10,151	10,151	12/31/2023
Total E-Commerce - Clothing and Accessories - 11.96%*			46,894	46,517	47,905

E-Commerce - Personal Goods
Grove Collaborative, Inc. 1462 Pine Street San Francisco, CA 94109	Growth Capital Loan (Prime + 2.25% interest rate, 7.75% floor, 4.75% EOT payment)(2)	1/31/2020	8,250	8,498	8,498	4/30/2021
	Growth Capital Loan (Prime + 2.25% interest rate, 7.75% floor, 4.75% EOT payment)(2)	1/31/2020	2,667	2,747	2,747	4/30/2021
Total E-Commerce - Personal Goods - 2.81%*			10,917	11,245	11,245

Entertainment
Mind Candy Limited(1)(3) 4th Floor, Bonhill Building, 15 Bonhill Street London, United Kingdom	Growth Capital Loan (12.00% PIK interest rate, 9.50% EOT payment)	6/25/2014	14,320	14,219	14,033	6/30/2022
	Growth Capital Loan (9.00% PIK interest rate)(2)	3/17/2020	1,075	1,075	1,053	3/31/2023
	Growth Capital Loan (9.00% PIK interest rate)(2)	12/21/2020	1,003	1,003	976	12/31/2023
			16,398	16,297	16,062

Venture Growth Stage Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Debt Investments

Roli, Ltd.(1)(3)(7) 2 Glebe Road London, E8 4BD	Growth Capital Loan (11.00% PIK interest rate, 9.50% EOT payment)(2)	5/23/2018	10,732	10,767	7,823	5/31/2021
	Growth Capital Loan (11.00% PIK interest rate, 9.50% EOT payment)(2)	5/23/2018	1,342	1,346	978	5/31/2021
	Growth Capital Loan (11.25% PIK interest rate, 9.50% EOT payment)(2)	7/16/2018	1,325	1,317	969	7/31/2021
	Revolver (8.75% PIK interest rate, 4.00% EOT payment)(2)	7/5/2018	129	129	95	10/31/2020
	Revolver (9.75% PIK interest rate, 4.00% EOT payment)(2)	7/5/2018	1,898	1,898	1,401	10/31/2020
	Revolver (9.75% PIK interest rate, 4.00% EOT payment)(2)	9/27/2018	4,556	4,556	3,378	10/31/2020
	Growth Capital Loan (10.00% PIK interest rate, 10.00% EOT payment)(2)	6/5/2019	1,283	1,340	1,025	10/31/2020
	Growth Capital Loan (10.00% PIK interest rate, 20.00% EOT payment)(2)	7/9/2019	627	627	487	10/31/2020
	Growth Capital Loan (10.00% PIK interest rate, 20.00% EOT payment)(2)	8/28/2019	538	538	429	10/31/2020
	Growth Capital Loan (10.00% PIK interest rate)(2)	10/24/2019	4,925	4,925	3,696	10/31/2020
	Growth Capital Loan (10.00% PIK interest rate)(2)	4/23/2020	1,390	1,390	1,097	7/31/2020
	Convertible Note (8.00% interest rate)(2)	7/15/2020	2,525	2,525	-	7/15/2023
			31,270	31,358	21,378
Total Entertainment - 9.35%*			47,668	47,655	37,440

Financial Institution and Services
Prodigy Finance Limited(1)(3) 25 Fouberts Place London W1F 7Qf, United Kingdom	Growth Capital Loan (8.00% PIK interest rate)	12/31/2020	36,237	35,104	34,859	12/1/2023
Total Financial Institution and Services - 8.71%*			36,237	35,104	34,859

Food & Drug
Capsule Corporation 113 W 25th Street New York, NY 10001	Growth Capital Loan (Prime + 7.75% interest rate, 13.00% floor, 13.00% EOT payment)(2)	12/30/2020	15,000	14,542	14,542	12/31/2024
Total Food & Drug - 3.63%*			15,000	14,542	14,542

Healthcare Technology Systems
Medly Health Inc. 104 Graham Ave Brooklyn, NY 11206	Growth Capital Loan (Prime + 8.75% interest rate, 12.00% floor, 7.75% EOT payment)	12/11/2020	5,000	4,811	4,811	12/31/2023
	Growth Capital Loan (Prime + 8.75% interest rate, 12.00% floor, 7.75% EOT payment)	12/11/2020	5,000	4,811	4,811	12/31/2023
			10,000	9,622	9,622
Nurx Inc. 548 Market Street, Ste 94061 San Francisco, CA 94104	Growth Capital Loan (Prime + 4.50% interest rate, 10.00% floor, 7.75% EOT payment)	11/5/2019	19,526	19,785	19,785	11/30/2023
	Growth Capital Loan (11.00% interest rate, 9.00% EOT payment)(2)	12/31/2020	10,000	9,847	9,847	12/31/2025
			29,526	29,632	29,632
Total Healthcare Technology Systems - 9.80%*			39,526	39,254	39,254

Venture Growth Stage Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Debt Investments

Household & Office Goods
Casper Sleep Inc. 230 Park Avenue South, 13th Floor New York, NY 10003	Growth Capital Loan (Prime + 7.25% interest rate, 12.50% floor, 7.50% EOT payment)	8/9/2019	15,000	15,093	15,093	8/31/2023
	Growth Capital Loan (Prime + 6.00% interest rate, 11.25% floor, 6.25% EOT payment)	11/1/2019	15,000	15,117	15,117	10/31/2022
Total Household & Office Goods - 7.54%*			30,000	30,210	30,210

Multimedia and Design Software
Pencil and Pixel, Inc. 340 Brannan Street San Francisco, CA 94107	Growth Capital Loan (10.00% interest rate, 6.50% EOT payment)	3/20/2020	10,000	9,999	9,999	3/31/2023
	Growth Capital Loan (9.75% interest rate, 4.25% EOT payment)(2)	12/31/2020	5,000	4,884	4,884	12/31/2023
Total Multimedia and Design Software - 3.72%*			15,000	14,883	14,883

Network Systems Management Software
Signifyd, Inc. 2540 N. First Street, Suite 300 San Jose, CA 95131	Growth Capital Loan (Prime + 7.00% interest rate, 12.25% floor, 8.75% EOT payment)	4/8/2020	6,000	5,970	5,970	10/31/2023

Virtual Instruments Corporation 25 Metro Drive San Jose, CA 95110	Growth Capital Loan (10.00% interest rate)	4/4/2016	5,000	5,000	4,971	4/4/2021
	Growth Capital Loan (5.00% PIK interest rate)	8/7/2018	31,967	31,967	27,802	4/4/2022
			36,967	36,967	32,773
Total Network Systems Management Software - 9.68%*			42,967	42,937	38,743

Other Financial Services
Upgrade, Inc. 275 Battery Street, 23rd Floor San Francisco, CA 94111	Growth Capital Loan (9.50% interest rate, 8.50% EOT payment)	1/18/2019	6,000	6,217	6,500	1/31/2023
	Growth Capital Loan (11.00% interest rate, 8.50% EOT payment)	1/18/2019	1,522	1,574	1,649	1/31/2023
	Growth Capital Loan (9.25% interest rate, 6.50% EOT payment)	1/18/2019	6,391	6,785	6,792	1/31/2021
	Growth Capital Loan (9.50% interest rate, 6.25% EOT payment)	3/1/2019	3,694	3,942	4,064	2/28/2022
Total Other Financial Services - 4.75%*			17,607	18,518	19,005

Venture Growth Stage Company	Type of Investment	Acquisition Date(12)	Outstanding Principal	Cost(6)	Fair Value	Maturity Date
Debt Investments

Real Estate Services
Sonder USA, Inc. 101 15th Street San Francisco, CA 94103	Growth Capital Loan (Prime + 5.75% interest rate, 10.50% floor, 5.25% EOT payment)	12/28/2018	15,397	15,965	15,866	6/30/2022
	Growth Capital Loan (Prime + 5.75% interest rate, 10.25% floor, 4.75% EOT payment)	3/6/2020	5,000	5,003	4,932	3/31/2024
	Growth Capital Loan (Prime + 5.75% interest rate, 10.25% floor, 4.75% EOT payment)	3/6/2020	2,000	1,992	1,964	3/31/2024
Total Real Estate Services - 5.68%*			22,397	22,960	22,762

Security Services
ForgeRock, Inc. 201 Mission Street, Ste. 2900 San Francisco, CA 94105	Growth Capital Loan (Prime + 2.90% interest rate, 8.40% floor, 8.00% EOT payment)	3/27/2019	10,000	10,194	10,194	9/30/2023
	Growth Capital Loan (Prime + 3.70% interest rate, 9.20% floor, 8.00% EOT payment)	9/30/2019	10,000	10,079	10,079	12/31/2023
	Growth Capital Loan (Prime + 4.50% interest rate, 10.00% floor, 8.00% EOT payment)	12/23/2019	10,000	10,031	10,031	12/31/2023
Total Security Services - 7.57%*			30,000	30,304	30,304

Shopping Facilitators
Moda Operandi, Inc. 315 Hudson Street, 5th Floor New York, NY 10013	Growth Capital Loan (Prime + 6.25% interest rate, 11.75% floor, 7.25% EOT payment)	10/21/2019	10,000	10,173	9,912	4/30/2022
	Growth Capital Loan (Prime + 6.25% interest rate, 11.75% floor, 7.25% EOT payment)	11/27/2019	5,000	5,069	4,932	5/31/2022
	Growth Capital Loan (Prime + 6.25% interest rate, 11.75% floor, 7.25% EOT payment)	1/6/2020	10,000	10,089	9,786	7/31/2022
Total Shopping Facilitators - 6.15%*			25,000	25,331	24,630

Social/Platform Software
ClassPass Inc. 275 7th Avenue New York, NY 10001	Growth Capital Loan (Prime + 5.00% interest rate, 10.25% floor, 8.25% EOT payment)	8/15/2019	15,000	15,259	15,156	8/31/2023
	Growth Capital Loan (Prime + 5.00% interest rate, 10.25% floor, 8.25% EOT payment)	9/30/2019	15,000	15,213	15,105	9/30/2023
Total Social/Platform Software - 7.56%*			30,000	30,472	30,261

Travel & Leisure
GoEuro Corp.(1)(3) Schonhauser Allee 180, 10119 Berlin, Germany	Growth Capital Loan (11.00% interest rate, 8.50% EOT payment)	10/30/2019	20,000	19,825	19,479	10/31/2023
	Growth Capital Loan (11.00% interest rate, 8.50% EOT payment)	3/27/2020	10,000	9,860	9,662	3/31/2024
	Convertible Note (5.00% interest rate)(2)	8/11/2020	300	300	294	2/11/2023
Total Travel & Leisure - 7.35%*			30,300	29,985	29,435

Total Debt Investments - 145.68%*			$610,393	$613,345	$583,335

Venture Growth Stage Company	Type of Warrant	Acquisition Date (12)	Shares	Cost (6)	Fair Value
Warrant Investments(8)

Advertising / Marketing
InMobi Pte Ltd.(1)(3) 7th Floor, Block Delta ‘B’ Embassy Tech Square, Outer Ring Road Bangalore Karnataka 560103 India	Ordinary Shares(2)	12/13/2013	48,500	$35	$13
Total Advertising / Marketing - 0.00%*			48,500	35	13

Building Materials/Construction Machinery
View, Inc. 195 S. Milpitas Blvd. Milpitas, CA 95035	Preferred Stock(2)	6/13/2017	4,545,455	500	71
Total Building Materials/Construction Machinery - 0.02%*			4,545,455	500	71

Buildings and Property
Knotel, Inc. 33 W. 17th Street, 2nd Floor New York, NY 10011	Preferred Stock	2/19/2019	360,260	159	-
Total Buildings and Property - 0.00%*			360,260	159	-

Business Applications Software
DialPad, Inc. 100 California St. Suite 500 San Francisco, CA 94111	Preferred Stock(2)	8/3/2020	14,490	51	51

Envoy, Inc. 410 Townsend St., Suite 410 San Francisco, CA 94107	Preferred Stock	5/8/2020	35,893	82	86

Farmer's Business Network, Inc. 388 El Camino Real San Carlos, CA 94070	Preferred Stock(2)	1/3/2020	37,666	33	252

FinancialForce.com, Inc. 595 Market St. Suite 2700 San Francisco, CA 94105	Preferred Stock(2)	6/20/2016	547,440	1,540	2,480

Hi.Q, Inc. 2513 Charleston Road, Suite 102 Mountain View, CA 94043	Preferred Stock	12/17/2018	606,952	196	971
	Preferred Stock(2)	12/31/2020	36,498	45	45
			643,450	241	1,016
Narvar, Inc. 50 Beale Street, 7th Floor San Francisco, CA 94105	Preferred Stock(2)	8/28/2020	21,790	102	102

OneSource Virtual, Inc. 9001 Cypress Waters Blvd Dallas, TX 75063	Preferred Stock	6/25/2018	70,773	161	335

Passport Labs, Inc. 128 South Tryon Street, #220 Charlotte, NC 28202	Preferred Stock	9/28/2018	21,929	303	590

Quantcast Corporation 795 Folsom Street San Francisco, CA 94017	Cash Exit Fee(5)	8/9/2018	-	213	161

Venture Growth Stage Company	Type of Warrant	Acquisition Date (12)	Shares	Cost (6)	Fair Value
Warrant Investments(8)

Toast, Inc. 401 Park Drive, Suite 801 Boston, MA 02215	Preferred Stock(2)	2/1/2018	26,325	27	401
Total Business Applications Software - 1.37%*			1,419,756	2,753	5,474

Business to Business Marketplace
Factual, Inc. 1999 Avenue of Stars, 4th Floor Los Angeles, CA 90067	Preferred Stock(2)	9/4/2018	47,072	86	56

Optoro, Inc. 5001-A Forbes Blvd. Lanham, MD 20706	Preferred Stock(2)	7/13/2015	10,346	40	33

RetailNext, Inc. 60 S. Market St. 10th Floor San Jose, CA 95113	Preferred Stock(2)	11/16/2017	123,420	80	111
Total Business to Business Marketplace - 0.05%*			180,838	206	200

Commercial Services
Transfix, Inc. 487 7th Avenue, 19th Floor New York, NY 10018	Preferred Stock	5/31/2019	133,502	188	188
Total Commercial Services - 0.05%*			133,502	188	188

Conferencing Equipment / Services
Fuze, Inc. (fka Thinking Phone Networks, Inc.) 10 Wilson Rd. Cambridge, MA 2138	Preferred Stock(2)	9/29/2015	323,381	670	205
Total Conferencing Equipment / Services - 0.05%*			323,381	670	205

Consumer Finance
Activehours, Inc. 200 Portage Ave. Palo Alto, CA 94306	Preferred Stock(2)	10/8/2020	36,972	97	97

Hello Digit, Inc. 100 Pine Street, Floor 20 San Francisco, CA 94111	Preferred Stock(2)	9/8/2020	723	12	12
Total Consumer Finance - 0.03%*			37,695	109	109

Consumer Non-Durables
Hims, Inc. 1 Letterman Drive, Bld. C, Suite 3500 San Francisco, CA 94129	Preferred Stock(2)	11/27/2019	217,943	73	425

Imperfect Foods, Inc. 1616 Donner Ave San Francisco, CA 94124	Preferred Stock(2)	6/6/2019	49,709	189	275
	Common Stock	9/30/2020	48,391	208	354
			98,100	397	629
Total Consumer Non-Durables - 0.26%*			316,043	470	1,054

Consumer Products and Services
Clutter Inc. 3526 Hayden Avenue Culver City, CA 90232	Preferred Stock(2)	10/18/2018	77,434	363	567
	Preferred Stock(2)	9/30/2020	9,824	57	57
			87,258	420	624
Outdoor Voices, Inc. 1637 E 2nd Street Austin, TX 78702	Common Stock	2/26/2019	255,000	360	-

Quip NYC, Inc. 45 Main Street Brooklyn, NY 11201	Preferred Stock	11/26/2018	41,272	455	1,020
Total Consumer Products and Services - 0.41%*			383,530	1,235	1,644

Venture Growth Stage Company	Type of Warrant	Acquisition Date (12)	Shares	Cost (6)	Fair Value
Warrant Investments(8)

Consumer Retail
LovePop, Inc. 125 Lincoln Street, Floor5 Boston, MA 02111	Preferred Stock(2)	10/23/2018	163,463	168	128

Savage X, Inc. 800 Apollo Street El Segundo, CA 90245	Preferred Stock	4/7/2020	11,591	171	200
Total Consumer Retail - 0.08%*			175,054	339	328

E-Commerce - Clothing and Accessories
FabFitFun, Inc. 360 N. La Cienega Blvd. Los Angeles, CA 90048	Preferred Stock(2)	11/20/2017	173,341	521	714

Minted, Inc. 747 Front Street, Suite 200 San Francisco, CA 94111	Preferred Stock	9/30/2020	44,554	432	432

Outfittery GMBH(1)(3) Leuschnerdamm 31 10999 Berlin. Germany	Cash Exit Fee(2)(5)	8/10/2017	-	1,850	2,934

Rent the Runway, Inc. 345 Hudson Street, 6th Floor New York, NY 10014	Preferred Stock(2)	11/25/2015	88,037	213	387
	Common Stock(2)	11/25/2015	149,203	1,081	1,010
			237,240	1,294	1,397
Stance, Inc. 193 Avenida La Pata San Clemente, CA	Preferred Stock(2)	3/31/2017	75,000	41	70

TFG Holding, Inc. 800 Apollo Street El Segundo, CA 90245	Common Stock(2)	11/30/2020	163,807	401	401

Untuckit LLC 110 Greene Street New York , NY 10012	Cash Exit Fee(2)(5)	5/11/2018	-	39	57
Total E-Commerce - Clothing and Accessories - 1.50%*			693,942	4,578	6,005

E-Commerce - Personal Goods
Enjoy Technology, Inc. 171 Constitution Drive Menlo Park, CA 94025	Preferred Stock(2)	9/7/2018	336,304	269	323

Grove Collaborative, Inc. 1462 Pine Street San Francisco, CA 94109	Preferred Stock	4/2/2018	202,506	168	1,000
	Preferred Stock	5/22/2019	109,114	228	347
			311,620	396	1,347
Total E-Commerce - Personal Goods - 0.42%*			647,924	665	1,670

Educational/Training Software
Varsity Tutors LLC 8000 MaryLand Avenue St. Louis, MO 93105	Preferred Stock(2)(5)	3/13/2017	240,590	65	185
Total Educational/Training Software - 0.05%*			240,590	65	185

Entertainment
Mind Candy, Inc.(1)(3) 4th Floor, Bonhill Building, 15 Bonhill Street London, United Kingdom	Preferred Stock	3/24/2017	278,209	922	193

Roli, Ltd.(1)(3) 2 Glebe Road London, E8 4BD	Preferred Stock(2)	5/23/2018	102,247	644	-
Total Entertainment - 0.05%*			380,456	1,566	193

Venture Growth Stage Company	Type of Warrant	Acquisition Date (12)	Shares	Cost (6)	Fair Value
Warrant Investments(8)

Financial Institution and Services
BlueVine Capital, Inc. 2225 East Bayshore Road, Suite 200 Palo Alto, CA 94303	Preferred Stock(2)	9/15/2017	271,293	361	909

Prodigy Investments Limited(1)(3) 25 Fouberts Place London W1F 7Qf, United Kingdom	Ordinary Shares	12/5/2017	44,064	828	148

Revolut Ltd.(1)(3) Level 39, One Canada Square London, United Kingdom	Preferred Stock(2)	4/16/2018	6,253	40	285
	Preferred Stock(2)	10/29/2019	7,945	324	117
			14,198	364	402
WorldRemit Group Limited(1)(3) 62 Buckingham Gate London, United Kingdom	Preferred Stock(2)	12/23/2015	128,288	382	479
	Preferred Stock(2)	12/23/2015	46,548	136	136
			174,836	518	615
Total Financial Institution and Services - 0.52%*			504,391	2,071	2,074

Food & Drug
Capsule Corporation 113 W 25th Street New York, NY 10001	Preferred Stock(2)	1/17/2020	202,533	437	549
	Cash Exit Fee(2)(5)	12/28/2018	-	129	129
Total Food & Drug - 0.17%*			202,533	566	678

General Media and Content
Thrillist Media Group, Inc. 568 Broadway, Ste. 506 New York, NY 10012	Common Stock(2)	9/24/2014	774,352	624	1,092
Total General Media and Content - 0.27%*			774,352	624	1,092

Healthcare Technology Systems
Curology, Inc. 5717 Pacific Center San Diego, CA 92121	Preferred Stock(2)	5/23/2019	36,020	58	58

Groop Internet Platfom, Inc. 33 West 60th St. New York, NY 10023	Preferred Stock(2)	5/15/2019	50,881	128	198

Medly Health Inc. 104 Graham Ave Brooklyn, NY 11206	Preferred Stock	11/20/2020	1,083,470	195	195

Nurx Inc. 548 Market Street, Ste 94061 San Francisco, CA 94104	Preferred Stock	8/19/2019	170,716	270	270
Total Healthcare Technology Systems - 0.18%*			1,341,087	651	721

Household & Office Goods
Casper Sleep Inc. 230 Park Avenue South, 13th Floor New York, NY 10003	Preferred Stock	3/1/2019	21,736	240	17
Total Household & Office Goods - 0.00%*			21,736	240	17

Medical Software and Information Services
AirStrip Technologies, Inc. 335 E. Sonterra, Suite 200 San Antonio, TX 78258	Preferred Stock(2)	10/9/2013	8,036	112	-
Total Medical Software and Information Services - 0.00%*			8,036	112	-

Multimedia and Design Software
Pencil and Pixel, Inc. 340 Brannan Street San Francisco, CA 94107	Preferred Stock	2/28/2020	179,211	199	199
Total Multimedia and Design Software - 0.05%*			179,211	199	199

Venture Growth Stage Company	Type of Warrant	Acquisition Date (12)	Shares	Cost (6)	Fair Value
Warrant Investments(8)

Network Systems Management Software
Cohesity, Inc. 451 El Camino Real #235 Santa Clara, CA 95050	Preferred Stock(2)	1/10/2020	18,945	54	54

Signifyd, Inc. 2540 N. First Street, Suite 300 San Jose, CA 95131	Preferred Stock(2)	12/19/2019	33,445	132	332
Total Network Systems Management Software - 0.10%*			52,390	186	386

Other Financial Services
Upgrade, Inc. 275 Battery Street, 23rd Floor San Francisco, CA 94111	Preferred Stock	1/18/2019	744,225	223	193
Total Other Financial Services - 0.05%*			744,225	223	193

Real Estate Services
HomeLight, Inc. 100 1st Street, Suite 2600 San Francisco, CA 94105	Preferred Stock(2)	12/21/2018	54,004	44	113
	Preferred Stock(2)	11/5/2020	31,615	44	44
			85,619	88	157
Sonder Holdings Inc. 101 15th Street San Francisco, CA 94103	Preferred Stock	12/28/2018	136,511	232	613
	Preferred Stock	3/4/2020	14,291	42	42
			150,802	274	655
Total Real Estate Services - 0.20%*			236,421	362	812

Security Services
ForgeRock, Inc. 201 Mission Street, Ste. 2900 San Francisco, CA 94105	Preferred Stock(2)	3/30/2016	195,992	155	110
	Preferred Stock	3/29/2019	161,724	340	45
Total Security Services - 0.04%*			357,716	495	155

Shopping Facilitators
Moda Operandi, Inc. 315 Hudson Street, 5th Floor New York, NY 10013	Preferred Stock	9/27/2019	34,538	343	161

OfferUp Inc. 1745 114th Ave SE Bellevue, WA 98004	Preferred Stock(2)	12/23/2019	44,788	42	42
Total Shopping Facilitators - 0.05%*			79,326	385	203

Social/Platform Software
ClassPass Inc. 275 7th Avenue New York, NY 10001	Preferred Stock	3/18/2019	84,507	281	151
Total Social/Platform Software - 0.04%*			84,507	281	151

Transportation
Bird Rides, Inc. 406 Broadway, Suite 369 Santa Monica, CA 90401	Preferred Stock(2)	4/18/2019	68,111	193	55
Total Transportation - 0.01%*			68,111	193	55

Travel & Leisure
GoEuro Corp.(1)(3) Schonhauser Allee 180, 10119 Berlin, Germany	Preferred Units	9/18/2019	12,027	362	111

Inspirato, LLC 1637 Wazee Street Denver, CO 80202	Preferred Units(2)	4/25/2013	1,994	37	45
Total Travel & Leisure - 0.04%*			14,021	399	156

Total Warrant Investments - 6.05%*				$20,525	$24,231

Venture Growth Stage Company	Type of Equity	Acquisition Date (12)	Shares	Cost (6)	Fair Value	Ownership % (13)
Equity Investments(8)

Business Applications Software
Convoy, Inc. 1700 7th Avenue, Suite 116 #287 Seattle, WA	Preferred Stock(2)	9/27/2018	35,208	$250	$356	0.02%

DialPad, Inc. 100 California St. Suite 500 San Francisco, CA 94111	Preferred Stock(2)	9/22/2020	15,456	120	120	0.01%

Farmer's Business Network, Inc. 388 El Camino Real San Carlos, CA 94070	Preferred Stock(2)	7/31/2020	5,041	167	167	0.01%

Passport Labs, Inc. 128 South Tryon Street, #220 Charlotte, NC 28202	Preferred Stock(2)	6/11/2019	1,302	100	103	0.03%
Total Business Applications Software - 0.19%*			57,007	637	746

Communications Software
Pluribus Networks, Inc. 6001 America Center Dr., Suite 450 San Jose, CA 95002	Preferred Stock(2)	1/10/2017	722,073	2,000	2,000	0.58%
Total Communications Software - 0.50%*			722,073	2,000	2,000

Consumer Finance
Activehours, Inc. 200 Portage Ave. Palo Alto, CA 94306	Preferred Stock(2)	11/10/2020	14,788	150	150	0.03%
Total Consumer Finance - 0.04%*			14,788	150	150

Consumer Non-Durables
Hims, Inc. 1 Letterman Drive, Bld. C, Suite 3500 San Francisco, CA 94129	Preferred Stock(2)	4/29/2019	158,501	500	574	0.05%

Prodigy Investments Limited(1)(3) 25 Fouberts Place London W1F 7Qf, United Kingdom	Preference Shares(2)	12/31/2020	1,552	15,520	12,957	0.03%
Total Consumer Non-Durables - 3.38%*			160,053	16,020	13,531

Consumer Products and Services
Hydrow, Inc. 14 Arrow Street, 4th Floor Cambridge, MA 02138	Preferred Stock(2)	12/14/2020	85,542	333	333	0.16%
Total Consumer Products and Services - 0.08%*			85,542	333	333

Venture Growth Stage Company	Type of Equity	Acquisition Date (12)	Shares	Cost (6)	Fair Value	Ownership % (13)
Equity Investments(8)

E-Commerce - Clothing and Accessories
FabFitFun, Inc. 360 N. La Cienega Blvd. Los Angeles, CA 90048	Preferred Stock(2)	1/17/2019	67,934	500	768	0.05%
Total E-Commerce - Clothing and Accessories - 0.19%*			67,934	500	768

E-Commerce - Personal Goods
Grove Collaborative, Inc. 1462 Pine Street San Francisco, CA 94109	Preferred Stock(2)	6/5/2018	134,249	500	977	0.10%
Total E-Commerce - Personal Goods - 0.24%*			134,249	500	977

Educational/Training Software
Varsity Tutors LLC 8000 MaryLand Avenue St. Louis, MO 93105	Preferred Stock(2)	1/5/2018	92,470	250	256	0.05%
Total Educational/Training Software - 0.06%*			92,470	250	256

Entertainment
Mind Candy, Inc.(1)(3) 4th Floor, Bonhill Building, 15 Bonhill Street London, United Kingdom	Preferred Stock(2)	3/9/2020	511,665	1,000	1,003	2.19%
Total Entertainment - 0.25%*			511,665	1,000	1,003

Financial Institution and Services
GoGreenHost AB(1)(3) Vretgrand 18 SE-753 22 Uppsala, Sweden	Preferred Stock(2)	12/1/2017	1	2,134	657	-%

Revolut Ltd.(1)(3) Level 39, One Canada Square London, United Kingdom	Preferred Stock(2)	8/3/2017	25,920	292	1,447	0.06%
Total Financial Institution and Services - 0.53%*			25,921	2,426	2,104

Food & Drug
Capsule Corporation 113 W 25th Street New York, NY 10001	Preferred Stock(2)	7/25/2019	75,013	500	500	0.12%
Total Food & Drug - 0.12%*			75,013	500	500

Healthcare Technology Systems
Curology, Inc. 5717 Pacific Center San Diego, CA 92121	Preferred Stock(2)	11/26/2019	66,000	196	237	0.02%
	Common Stock(2)	1/14/2020	142,855	404	320	0.05%
			208,855	600	557
Groop Internet Platfom, Inc. 33 West 60th St. New York, NY 10023	Preferred Stock(2)	5/15/2019	90,859	250	584	0.38%

Nurx Inc. 548 Market Street, Ste 94061 San Francisco, CA 94104	Preferred Stock(2)	5/31/2019	136,572	1,000	1,004	0.31%
Total Healthcare Technology Systems - 0.54%*			436,286	1,850	2,145

Venture Growth Stage Company	Type of Equity	Acquisition Date (12)	Shares	Cost (6)	Fair Value	Ownership % (13)
Equity Investments(8)

Household & Office Goods
Casper Sleep Inc. 230 Park Avenue South, 13th Floor New York, NY 10003	Common Stock(2)(10)	6/19/2017	35,722	1,000	220	0.09%
Total Household & Office Goods - 0.05%*			35,722	1,000	220

Network Systems Management Software
Cohesity, Inc. 451 El Camino Real #235 Santa Clara, CA 95050	Preferred Stock(2)	3/24/2017	60,342	400	605	0.04%
	Preferred Stock(2)	4/7/2020	9,022	125	125	0.01%
Total Network Systems Management Software - 0.18%*			69,364	525	730

Real Estate Services
Sonder Holdings Inc. 101 15th Street San Francisco, CA 94103	Preferred Stock(2)	5/21/2019	29,773	312	313	0.02%
Total Real Estate Services - 0.08%*			29,773	312	313

Travel & Leisure
GoEuro Corp.(1)(3) Schonhauser Allee 180, 10119 Berlin, Germany	Preferred Stock(2)	10/5/2017	2,362	300	171	0.03%

Inspirato, LLC 1637 Wazee Street Denver, CO 80202	Preferred Units(2)(4)	9/11/2014	1,948	250	266	0.07%
Total Travel & Leisure - 0.11%*			4,310	550	437

Total Equity Investments - 6.55%*				$28,553	$26,213

Total Investments in Portfolio Companies - 158.27%*(11)				$662,423	$633,779

Total Investments - 158.27%*(9)				$662,423	$633,779

(1)	Investment is a non-qualifying asset under Section 55(a) of the 1940 Act. As of December 31, 2020 non-qualifying assets represented 21.5% of the Company’s total assets, at fair value.
(2)	As of December 31, 2020, this investment was not pledged as collateral as part of the Company’s revolving credit facility.
(3)	Entity is not domiciled in the United States and does not have its principal place of business in the United States.
(4)	Investment is owned by TPVG Investment LLC, a wholly owned taxable subsidiary of the Company.
(5)	Investment is a cash success fee or a cash exit fee payable on the consummation of certain trigger events.
(6)	Gross unrealized gains, gross unrealized losses, and net unrealized losses for federal income tax purposes totaled $13.8 million, $42.4 million and $28.6 million, respectively, for the investment portfolio as of December 31, 2020. The tax cost of investments is $662.4 million.
(7)	Debt is on non-accrual status at December 31, 2020 and is therefore considered non-income producing. Non-accrual investments at December 31, 2020 had a total cost and fair value of $61.8 million and $36.4 million, respectively.
(8)	Non-income producing investments.
(9)	Except for equity in one public company, all investments were valued at fair value using Level 3 significant unobservable inputs as determined in good faith by the Board.
(10)	Investment is publicly traded and listed on the NYSE.
(11)	The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). These investments are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.
(12)	Acquisition date represents the date of the investment in the portfolio investment.
(13)	Percentage of class held refers only to equity held (excluding warrants), if any. Calculated on a fully diluted basis.
*	Value as a percentage of net assets.

Set forth below is a brief description of each portfolio company in our portfolio that constitutes 5% or more (at fair value) of our total assets as of December 31, 2020.

Prodigy Finance Limited is a fintech platform that enables financing for international postgraduate students who attend a participating business school or postgraduate institution. Prodigy Finance’s loans are collectively funded by a community of alumni, institutional investors and qualified private investors who receive a financial and social return; while the borrower gains access to higher education that they might not otherwise be able to finance. Prodigy Finance’s borderless credit model enables educational loan financing to international students, while using predicted post-degree affordability rather than present-day salary.

MANAGEMENT

Please refer to our most recent Definitive Proxy Statement on Schedule 14A, which is incorporated by reference into this prospectus, for information relating to the management of the Company.

PORTFOLIO MANAGEMENT

Each investment opportunity requires the unanimous approval of our Adviser’s Investment Committee. Follow-on investments in existing portfolio companies require the Investment Committee’s approval beyond that obtained when the initial investment in the company was made. Our Adviser’s Investment Committee is comprised of James P. Labe, our Chief Executive Officer and Chairman, and Sajal K. Srivastava, our Chief Investment Officer, President, Secretary and Treasurer, who, with the assistance of our Adviser’s senior investment team, oversee the day-to-day management of our investments.

Mr. Labe and Mr. Srivastava, through their positions at TPC, are also primarily responsible for the day-to-day management of other funds and accounts from time to time, including one other BDC, TriplePoint Private Venture Credit Inc. As of December 31, 2020, these other funds and accounts, when considered with the Company, had an aggregate of approximately $2.0 billion of assets under management and undrawn capital commitments, all of which, other than TPC’s proprietary account, are or will be subject to advisory fees under the applicable fund’s or account’s investment management arrangements. Mr. Labe and Mr. Srivastava are also primarily responsible for the day-to-day management of TPC.

The members of our Adviser’s Investment Committee and other advisory personnel employed by our Adviser receive compensation from our Adviser that include an annual base salary, an annual individual performance bonus and a portion of the incentive fee or carried interest earned in connection with their services. Each of Mr. Labe and Mr. Srivastava has a material ownership and financial interest in, and receive compensation and/or profit distributions from, our Adviser.

Portfolio Managers

We consider Mr. Labe and Mr. Srivastava, who are the members of our Adviser’s Investment Committee, to be our portfolio managers. The table below shows the dollar range of shares of our common stock to be beneficially owned by each of our portfolio managers as of March 26, 2021.

Name of Portfolio Manager	Dollar Range of Equity Securities Owned in TriplePoint Venture Growth BDC Corp.(1)(2)
James P. Labe	Over $1,000,000
Sajal K. Srivastava	Over $1,000,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $14.02 per share on March 25, 2021 on the NYSE.

Investment Committee

The Investment Committee of our Adviser meets regularly to consider our investments, direct our strategic initiatives and supervise the actions taken by our Adviser on our behalf. In addition, the Investment Committee reviews and determines by unanimous vote whether to make prospective investments identified by our Adviser and monitors the performance of our investment portfolio. Our Adviser may increase the size of its Investment Committee from time to time.

Members of our Adviser’s Senior Investment Team

The members of our Adviser’s senior investment team consist of Mr. Labe and Mr. Srivastava and members of our Adviser’s Originations team.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              The information contained under the caption “Certain Relationships and Related Transactions” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The information contained under the captions “Security Ownership of Certain Beneficial Owners and Management” and “Dollar Range of Securities Beneficially Owned by Directors” in our most recent Definitive Proxy Statement on Schedule 14A is incorporated by reference herein.

SELLING STOCKHOLDERS

This prospectus also relates to 1,794,007 shares being offered for resale on behalf of the Selling Stockholders identified below. On October 25, 2017, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) with the Selling Stockholders, which are accounts managed by Goldman Sachs Asset Management, L.P., which may be deemed to share beneficial ownership of the shares of our common stock of which such Selling Stockholders are the record owner. Pursuant to the Securities Purchase Agreement, we sold to the Selling Stockholders an aggregate of 1,594,007 shares of our common stock in October 2017 in a private offering exempt from registration under Section 4(a)(2) of the Securities Act and Regulation D thereunder (the “October 2017 GSAM Shares”). Subsequently, in August 2018, pursuant to the terms of the Securities Purchase Agreement, the Selling Stockholders purchased, in aggregate, an additional 200,000 shares of our common stock in a private offering exempt from registration under Section 4(a)(2) of the Securities Act and Regulation D thereunder (the “August 2018 GSAM Shares” and, together with the October 2017 GSAM Shares, the “GSAM Shares”).

Pursuant to the terms of the Securities Purchase Agreement, we granted the Selling Stockholders certain registration rights and the related right to participate in future equity offerings conducted by us. Specifically, the Selling Stockholders have the right to sell up to one-third of the total number of GSAM Shares then held by them, in the aggregate, in any underwritten offering initiated by us. Additionally, the Selling Stockholders have the right to cause us to file a shelf registration statement covering the GSAM Shares to be sold by them. Please see the Securities Purchase Agreement, incorporated by reference as an exhibit to the registration statement of which this prospectus is part, for more information.

We are registering 1,794,007 shares of our common stock held by the Selling Stockholders to permit the Selling Stockholders to resell the shares when and as they deem appropriate, including in connection with an offering by us under the circumstances described above. The following table sets forth, as of March 26, 2021:

●	the name of each Selling Stockholder;

●	the number of shares of common stock and the percentage of the total shares of common stock outstanding that each Selling Stockholder beneficially owned prior to the offering for resale of the shares under this registration statement;

●	the number of shares of our common stock beneficially owned by each Selling Stockholder that may be offered for resale for the account of the stockholders under this registration statement, some or all of which shares may be sold pursuant to this prospectus and any prospectus supplement; and

●	the number of shares of common stock and the percentage of total shares of common stock to be beneficially owned by each Selling Stockholder following an offering under this registration statement (assuming all of the offered resale shares that are beneficially owned by such Selling Stockholder are sold by the relevant Selling Stockholder).

The number of shares in the column “Number of Shares Being Offered” represents all of the shares that the Selling Stockholders may offer under this registration statement. The information included in the table under “Shares Beneficially Owned After Offering” assumes that each Selling Stockholder listed below sells all of the shares set forth under “Number of Shares Being Offered.” The information regarding the identity of the Selling Stockholders and their affiliations, including their beneficial ownership of shares of our common stock, is based solely on information provided by or on behalf of the Selling Stockholders and any public documents filed with the SEC.

We do not know how long the Selling Stockholders will hold the shares before selling them or how many shares they will sell, and we currently have no agreements, arrangements or understandings with the Selling Stockholders regarding the sale of any of the shares under this registration statement, other than as set forth in the Securities Purchase Agreement. The shares offered by this prospectus may be offered from time to time by the Selling Stockholders listed below.

	Shares Beneficially Owned Prior to Offering(2)(3)		Number of Shares Being	Shares Beneficially Owned After Offering(2)(3)(4)
Stockholder(1)	Number	Percent	Offered	Number	Percent

Vintage VII Foreign Income Blocker LLC	517,248	1.67%	517,248	—	—

Vintage VII Offshore Holdings LP	519,222	1.68%	519,222	—	—

Vintage VII Emp Foreign Income Blocker LLC	16,866	*	16,866	—	—

Vintage VII B Foreign Income Blocker LLC	93,325	*	93,325	—	—

Vintage VII B Offshore Holdings LP	78,312	*	78,312	—	—

Vintage VII B2 Offshore Corporate Holdings LP	92,890	*	92,890	—	—

Vintage VII Mgr Hlds LP	114,760	*	114,760	—	—

Vintage VII A2 Offshore Holdings LP	230,771	*	230,771	—	—

DALPP Series A(2) Foreign Income Blocker LLC	96,919	*	96,919	—	—

RA Program 2017 Foreign Income Blocker Ltd	16,189	*	16,189	—	—

FPP Alternative Investments Foreign Income Blocker LLC	17,505	*	17,505	—	—

*	Less than 1%
(1)	The address of the principal business office of each Selling Stockholder is c/o Goldman Sachs Asset Management, L.P., 200 West Street, New York, NY 10282.
(2)	Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act.
(3)	Applicable percentage of ownership is based on 30,881,965 shares of our common stock outstanding as of March 26, 2021.
(4)	Assumes the sale of all shares eligible for sale in this prospectus and no other purchases or sales of our common stock. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with respect to the present intent of persons listed as Selling Stockholders.

Shares of our common stock sold by any of the Selling Stockholders will generally be freely tradable. Sales of substantial amounts of our common stock, including by the Selling Stockholders, or the availability of such common stock for sale, whether or not sold, could adversely affect the prevailing market prices for our common stock.

DETERMINATION OF NET ASSET VALUE

 The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

 We calculate the value of our investments in accordance with the procedures described in “Item 1. Business – Determination of Net Asset Value” of our most recent Annual Report on Form 10-K, which is incorporated by reference herein.

DIVIDEND REINVESTMENT PLAN

We adopted a dividend reinvestment plan that provides for the reinvestment of our stockholder distributions, unless a stockholder elects to receive cash as provided below. As a result, if the Board authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of such dividend reinvestment plan have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have its cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer and dividend paying agent and registrar, in writing so that such notice is received by the plan administrator no later than three business days prior to the payment date fixed by our Board for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three business days prior to the payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. The plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds of the sale of any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or nominee of their election.

The Board reserves the right, subject to the provisions of the 1940 Act, to use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the payment date fixed by the Board. Market price per share on that date is the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and ask prices. We also reserve the right to instruct the plan administrator to purchase shares in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator are allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the plan administrator in the open market. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or similar corporate action.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees are paid by us. If a participant elects by written notice to the plan administrator prior to termination of his, her or its account to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash distributions are reinvested, such stockholder does not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis in the stock received in a distribution from us is generally equal to the amount of the reinvested distribution. Any stock received in a distribution has a new holding period, for U.S. federal income tax purposes, commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of the participant’s statement and sending it to the plan administrator at the address below.

Those stockholders whose shares are held by a broker or other nominee who wish to terminate his, her or its account under the plan may do so by notifying his or her broker or nominee.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any stockholder distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at Plan Administrator c/o American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code, the regulations of the U.S. Department of Treasury promulgated thereunder, or “Treasury regulations,” and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the IRS regarding any matter discussed herein.

This discussion does not discuss the consequences of an investment in our preferred stock, subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock, or debt securities. The U.S. federal income tax consequences of such an investment in the relevant prospectus supplement.

A “U.S. stockholder” is generally a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation or other entity classified as a corporation for U.S. tax purposes created or organized in or under the laws of the United States, any state therein or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust).

A “non-U.S. stockholder” generally is a beneficial owner of shares of our common stock other than a U.S. stockholder.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our shares, the U.S. tax treatment of the partnership and each partner generally depends on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership (and any partner in such partnership) considering an investment in our common stock should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by the partnership.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation of the Company

We have elected to be treated and intend to qualify each year as a RIC under Subchapter M of the Code. As a RIC, we generally do not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.

To qualify as a RIC, we must, among other things:

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and

●	diversify our holdings so that, at the end of each quarter of each taxable year:

o	at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and

o	not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other regulated investment companies), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs (the “Diversification Tests”).

In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which the SEC determines to be principally engaged in the furnishing of capital to other corporations which are principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously generally available, which we refer to as “SEC Certification.” We have not sought SEC Certification, but it is possible that we will seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.

As a RIC, we are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains that we distribute to our stockholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”). We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify for tax treatment as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax.

We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:

●	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

●	at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

●	certain undistributed amounts from previous years on which we paid no U.S. federal income tax.

We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Business—Regulation—Senior Securities” in our most recently filed Annual Report on Form 10-K, as well as in subsequent filings we make with the SEC. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Company Investments

Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.

Debt Instruments. In certain circumstances, we may be required to recognize taxable income prior to which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.

Warrants. Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term generally depends on how long we held a particular warrant.

Foreign Investments. In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.

Passive Foreign Investment Companies. We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code), or “PFIC.” In general, unless a special tax election has been made, we are required to pay tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. Certain adverse tax consequences of a PFIC investment may be limited if we are eligible to elect alternative tax treatment with respect to such investment. No assurances can be given that any such election will be available or that, if available, we will make such an election. For these reasons, we intend to manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain cure provisions described below are not available, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for tax treatment as a RIC for each taxable year.

Taxation of U.S. stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) are taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal tax rate.

Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal tax rate of 20% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. Stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Generally, you will be provided with a written notice each year reporting the amount of any (i) ordinary income dividends, and (ii) capital gain dividends. For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If an investor purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

Dividend Reinvestment Plan. Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Dispositions. A U.S. stockholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Tax Shelter Reporting Regulations. Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Taxation of non-U.S. stockholders

The following discussion only applies to certain non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder depends upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.

Actual and Deemed Distributions; Dispositions. Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, are generally subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. We anticipate that a portion of our distributions will be eligible for this exemption from withholding; however, we cannot determine what portion of our distributions (if any) will be eligible for this exception until after the end of our taxable year. No certainty can be provided that any of our distributions will be reported as eligible for this exception.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.

Dividend Reinvestment Plan. Under our dividend reinvestment plan, if a non-U.S. stockholder owns shares of common stock registered in its own name, the non-U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless it opts out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not reported by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the non-U.S. stockholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. The non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.

Backup Withholding. A non-U.S. stockholder who is a nonresident alien individual, and who is otherwise subject to withholding of federal income tax, will be subject to information reporting, but may not be subject to backup withholding of federal income tax on taxable dividends or distributions if the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Foreign Account Tax Compliance

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA”, and the Treasury regulations promulgated thereunder, generally impose a withholding tax of 30% on certain payments of U.S. source interest, dividends and other fixed or determinable annual or periodical gains, profits, and income to foreign financial institutions (“FFIs”) unless such FFIs enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or such FFIs reside in a jurisdiction that has entered into an intergovernmental agreement with the IRS to provide such information and such FFIs comply with the terms of such intergovernmental agreement and any enabling legislation or administrative authority with respect to such intergovernmental agreement. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless such foreign entities certify that they do not have any greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

DESCRIPTION OF COMMON STOCK

Please refer to Exhibit 4.9 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC on March 3, 2021, which is incorporated by reference into this prospectus, for a description of our common stock. We urge you to read the applicable prospectus supplement and any related free writing prospectus that we may authorize to be provided to you related to any shares of our capital stock being offered.

DESCRIPTION OF PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement relating to such preferred stock.

If we issue preferred stock, it will pay dividends to the holders of the preferred stock at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a prospectus supplement accompanying each preferred share offering.

You should note that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any cash dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, the liquidation preference of any preferred stock, together with all other senior securities, must not exceed an amount equal to 66 2/3% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. In addition, under the 1940 Act, shares of preferred stock must be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation preference in the event of a dissolution

Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock provides us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

For any class or series of preferred stock that we may issue, our Board will determine and the articles supplementary and prospectus supplement relating to such class or series will describe:

●	the designation and number of shares of such class or series;

●	the rate, whether fixed or variable, and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

●	any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

●	the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

●	the voting powers, if any, of the holders of shares of such class or series;

●	any provisions relating to the redemption of the shares of such class or series;

●	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

●	any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to any preferred stock being offered, as well as the complete articles supplementary that contain the terms of the applicable class or series of preferred stock.

DESCRIPTION OF SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. You should read the prospectus supplement related to any such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

●	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days)

●	the title of such subscription rights;

●	the exercise price for such subscription rights (or method of calculation thereof);

●	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

●	the number of such subscription rights issued to each stockholder;

●	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

●	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

●	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

●	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

●	any termination right we may have in connection with such subscription rights offering; and

●	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Dilutive Effects

Any stockholder who chooses not to participate in a rights offering should expect to own a smaller interest in us upon completion of such rights offering. Any rights offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their subscription rights. Further, because the net proceeds per share from any rights offering may be lower than our then current net asset value per share, the rights offering may reduce our net asset value per share. The amount of dilution that a stockholder will experience could be substantial, particularly to the extent we engage in multiple rights offerings within a limited time period. In addition, the market price of our common stock could be adversely affected while a rights offering is ongoing as a result of the possibility that a significant number of additional shares may be issued upon completion of such rights offering. All of our stockholders will also indirectly bear the expenses associated with any rights offering we may conduct, regardless of whether they elect to exercise any rights.

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. You should read the prospectus supplement related to any warrants offering.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

●	the aggregate number of such warrants;

●	the title of such warrants;

●	the price or prices at which such warrants will be issued;

●	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

●	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

●	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

●	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

●	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

●	whether such warrants will be issued in registered form or bearer form;

●	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

●	if applicable, the number of such warrants issued with each security;

●	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

●	information with respect to book-entry procedures, if any;

●	the terms of the securities issuable upon exercise of the warrants;

●	if applicable, a discussion of certain U.S. federal income tax considerations; and

●	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25.0% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. We urge you to read the applicable prospectus supplement and any free writing prospectus that we may authorize to be provided to you related to the series of debt securities being offered, as well as the complete indentures that contain the terms of the debt securities.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “—Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to the debt securities.

This section includes a description of the material provisions of the indenture. Any accompanying prospectus supplement will describe any other material terms of the debt securities being offered thereunder. Because this section is a summary, however, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including among other things:

●	the designation or title of the series of debt securities;

●	the total principal amount of the series of debt securities;

●	the percentage of the principal amount at which the series of debt securities will be offered;

●	the date or dates on which principal will be payable;

●	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

●	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

●	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

●	the terms for redemption, extension or early repayment, if any;

●	the currencies in which the series of debt securities are issued and payable;

●	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

●	the place or places of payment, transfer, conversion and/or exchange of the debt securities;

●	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

●	the provision for any sinking fund;

●	any restrictive covenants;

●	any Events of Default (as defined in “Events of Default” below);

●	whether the series of debt securities is issuable in certificated form;

●	any provisions for defeasance or covenant defeasance;

●	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

●	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

●	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

●	whether the debt securities are subject to subordination and the terms of such subordination;

●	whether the debt securities are secured and the terms of any security interest;

●	the listing, if any, on a securities exchange; and

●	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we, as a BDC, are permitted to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after each issuance of debt, but giving effect to any exemptive relief granted to us by the SEC. For a discussion of risks involved with incurring additional leverage, see “Risk Factors” in our annual, quarterly and other reports filed with the SEC from time to time. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

Except as described under “—Events of Default” and “—Merger or Consolidation” below, the indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants, as applicable, that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio, and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Our Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

●	how it handles securities payments and notices;

●	whether it imposes fees or charges;

●	how it would handle a request for the holders’ consent, if ever required;

●	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

●	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

●	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “—Termination of a Global Security.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

●	an investor cannot cause the debt securities to be registered in his, her or its name and cannot obtain certificates for his, her or its interest in the debt securities, except in the special situations we describe below;

●	an investor will be an indirect holder and must look to his, her or its own bank or broker for payments on the debt securities and protection of his, her or its legal rights relating to the debt securities, as we describe under “—Issuance of Securities in Registered Form” above;

●	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

●	an investor may not be able to pledge his, her or its interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

●	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

●	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

●	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

●	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds; your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

●	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor; we do not monitor, nor are we responsible for the actions of, any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “—Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not us or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Since we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “—Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her, or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

●	we do not pay the principal of (or premium, if any, on) a debt security of the series within five days of its due date;

●	we do not pay interest on a debt security of the series within 30 days of its due date;

●	we do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

●	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25.0% of the principal amount of debt securities of the series);

●	we voluntarily file for bankruptcy or consent to the commencement of certain other events of bankruptcy, insolvency or reorganization;

●	a court of competent jurisdiction enters an order or decree under bankruptcy law that is for relief against us in an involuntary case or proceeding, adjudges us bankrupt or insolvent or orders the winding up or liquidation of us and the continuance of any such decree or order remains undischarged or unstayed for a period of 90 days;

●	the series of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100.0% on the last business day of each of 24 consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

●	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25.0% in principal amount of the outstanding debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the outstanding debt securities of that series to be due and immediately payable by a notice in writing to us (and to the trustee if given by such holders). This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the outstanding debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee protection from expenses and liability reasonably satisfactory to it (called an “indemnity”). If indemnity reasonably satisfactory to the trustee is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

●	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

●	the holders of at least 25.0% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer indemnity, security, or both reasonably satisfactory to the trustee against the costs, expenses, and other liabilities of taking that action;

●	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity and/or security; and

●	the holders of a majority in principal amount of the outstanding debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the outstanding debt securities of the affected series may waive any past defaults other than a default:

●	in the payment of principal, any premium or interest; or

●	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

●	where we merge out of existence or sell substantially all of our assets, the resulting entity or transferee must agree to be legally responsible for our obligations under the debt securities;

●	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

●	we must deliver certain certificates and documents to the trustee; and

●	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

●	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;

●	reduce any amounts due on a debt security;

●	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

●	adversely affect any right of repayment at the holder’s option;

●	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

●	impair your right to sue for payment;

●	adversely affect any right to convert or exchange a debt security in accordance with its terms;

●	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;

●	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

●	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

●	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

●	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

●	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

●	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of the covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

●	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

●	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and

●	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “—Defeasance—Full Defeasance”.

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within 11 months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance”. In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under “—Indenture Provisions—Subordination” below, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit described in the first bullet below to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders. In order to achieve covenant defeasance, the following must occur:

●	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

●	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;

●	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments, as applicable;

●	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law or we obtain an IRS ruling, as described in the second bullet below, we can legally release ourself from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

●	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;

●	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

●	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

●	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments, as applicable;

●	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and

●	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors, as applicable, if we ever became bankrupt or insolvent. If your debt securities were subordinated as described later under “—Indenture Provisions—Subordination”, such subordination would not prevent the trustee under the indenture from applying the funds available to it from the deposit referred to in the first bullet of the preceding paragraph to the payment of amounts due in respect of such debt securities for the benefit of the subordinated debt holders.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

●	only in fully registered certificated form;

●	without interest coupons; and

●	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourself.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent, as applicable, is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

●	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed that we have designated as “Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Senior Indebtedness), and

●	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness and Ranking

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. Any unsecured indenture securities will effectively rank junior to any secured indebtedness, including any secured indenture securities, that we incur in the future to the extent of the value of the assets securing such future secured indebtedness. The debt securities, whether secured or unsecured, will rank structurally junior to all existing and future indebtedness (including trade payables) incurred by any subsidiaries, financing vehicles, or similar facilities we may have.

In the event of our bankruptcy, liquidation, reorganization or other winding up any of our assets that secure secured debt will be available to pay obligations on unsecured debt securities only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all unsecured debt securities then outstanding after fulfillment of this obligation. As a result, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S Bank National Association serves as the trustee under the indenture.

ISSUANCE OF OPTIONS, WARRANTS OR SECURITIES TO SUBSCRIBE FOR
OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

At our 2018 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue options, warrants or rights to subscribe to, convert to, or purchase shares of our common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with our capital raising and financing activities, subject to applicable restrictions under the 1940 Act (including, without limitation, that the number of shares issuable does not exceed 25% of our then-outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the market value per share of our common stock). Such authorization has no expiration. Any exercise of options, warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

As a result of obtaining this authorization, in order to sell or otherwise issue options, warrants or securities to subscribe for or convertible into shares of our common stock, (a) the exercise or conversion feature of the options, warrants or rights must expire within 10 years of issuance; (b) with respect to such securities that are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed; (c) the exercise or conversion price for the options, warrants or rights must not be less than the current market value of the common stock at the date of the issuance of the options, warrants or rights; (d) a majority of our directors who are not “interested persons” of the Company as defined in the 1940 Act shall have approved each individual issuance of options, warrants or rights and determined that each such issuance is in the best interests of the Company and our stockholders; and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See “Description of Subscription Rights” in this prospectus and “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in any of our subsequent SEC filings.

REGULATION

We are subject to regulation as described in “Item 1. Business — Regulation” of our most recent annual report on Form 10-K, which is incorporated by reference herein.

PLAN OF DISTRIBUTION

We may offer from time to time, in one or more offerings or series, up to $500,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, and/or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. In addition, this prospectus relates to 1,794,007 shares of our common stock (the “Selling Stockholder Shares”) that may be sold by the Selling Stockholders identified under “Selling Stockholders” pursuant to one or more of the methods described above.

We and/or the Selling Stockholders may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering by us, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we and/or the Selling Stockholders will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us or the Selling Stockholders; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities by us and/or the Selling Stockholders may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that, in connection with a sale by us, the offering price per share of common stock, less any underwriting commissions and discounts or agency fees paid, must equal or exceed the net asset value per share of our common stock at the time of the offering except (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority (as defined in the 1940 Act) of our common stockholders, or (iii) under such other circumstances as the SEC may permit. Any offering of securities by us that requires the consent of the majority of our common stockholders, must occur, if at all, within one year after receiving such consent. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of our securities and the Selling Stockholder Shares, underwriters or agents may receive compensation from us and/or the Selling Stockholders or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, such expenses payable by us, as well as any other fees and the expenses incurred by us in connection with any offering of the securities, including debt securities.

Underwriters may sell our securities and the Selling Stockholder Shares to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities and the Selling Stockholder Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and/or the Selling Stockholders and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us and/or the Selling Stockholders will be described in the applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act in connection with an offering by us and/or the Selling Stockholders. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NYSE may engage in passive market-making transactions in our common stock, preferred stock, subscription rights, warrants or debt securities, as applicable, on the NYSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of the securities. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is listed on the NYSE under the symbol “TPVG”. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we or the Selling Stockholders may enter, underwriters, dealers and agents who participate in the distribution of our securities and/or the Selling Stockholder Shares may be entitled to indemnification by us or the Selling Stockholders against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we and/or the Selling Stockholders will authorize underwriters or other persons acting as our and/or the Selling Stockholders’ agents to solicit offers by certain institutions to purchase our securities from us or the Selling Stockholder Shares from the Selling Stockholders pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us and/or the Selling Stockholders. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities and/or the Selling Stockholder Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

In order to comply with the securities laws of certain states, if applicable, our securities and the Selling Stockholder Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities and/or the Selling Stockholder Shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We will pay customary costs and expenses of the registration of the Selling Stockholder Shares pursuant to the Securities Purchase Agreement, including SEC filing fees and expenses of compliance with state securities or “blue sky” laws, as well as fees and disbursements of counsel for each of the Selling Stockholders incurred by the Selling Stockholders in connection with the sale of the Selling Stockholder Shares (subject to a cap of $25,000 in the aggregate for all of the Selling Stockholders in connection with each registered offering under the terms of the Securities Purchase Agreement and $75,000 in the aggregate for all of the Selling Stockholders in connection with all such offerings). However, the Selling Stockholders will pay all underwriting discounts and selling commissions, if any, attributable to sales of Selling Stockholder Shares. Under the terms of the Securities Purchase Agreement, will indemnify the Selling Stockholders against liabilities, including liabilities under the Securities Act, or the Selling Stockholders will be entitled to contribution.

We may be indemnified by the Selling Stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the Selling Stockholders specifically for use in this prospectus, or we may be entitled to contribution.

There can be no assurance that any Selling Stockholders will sell any or all of the Selling Stockholder Shares registered pursuant to the registration statement of which this prospectus forms a part. Once sold under the registration statement, of which this prospectus forms a part, the Selling Stockholder Shares will be freely tradable in the hands of persons other than our affiliates.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities and proceeds from such securities are held by U.S. Bank, N.A. or by MUFG Union Bank, N.A. pursuant to the applicable custody agreement. The principal business address of U.S. Bank, N.A. is 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603. The principal business address of MUFG Union Bank, N.A. is 350 California Street, 17th Floor, San Francisco, CA 94104.

American Stock Transfer & Trust Company, LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, NY 11219.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in do not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, our Adviser is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer but seeks to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. Our Adviser generally seeks reasonably competitive trade execution costs but does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based upon brokerage or research services provided to our Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided. We also pay brokerage commissions incurred in connection with open-market purchases pursuant to our dividend reinvestment plan. The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $38,000.

LEGAL MATTERS

The legality of the securities offered hereby will be passed upon for the Company by Dechert LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

Deloitte & Touche LLP, located at 555 Mission Street, Suite 1400, San Francisco, California 94105, is the independent registered public accounting firm of the Company.

The audited consolidated financial statements of the Company appearing in our Annual Report on Form 10-K for the year ended December 31, 2020 and incorporated in this prospectus by reference have been audited by Deloitte & Touche LLP, an independent registered public accounting firm. Such consolidated financial statements are incorporated by reference in reliance on the report of Deloitte & Touche LLP given on their authority as experts in accounting and auditing. The senior securities table of the Company, incorporated in this prospectus and elsewhere in this registration statement by reference, has been so incorporated in reliance upon the report of Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report incorporated by reference as an exhibit to the registration statement of which this prospectus is part.

INCORPORATION BY REFERENCE

This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus, and later information that we file with the SEC will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and information previously filed with the SEC.

We incorporate by reference into this prospectus the documents listed below that we have previously filed with the SEC, and any reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the termination of the offering of the securities covered by this prospectus, including all such filings we may file with the SEC after the date of the initial filing of the registration statement of which this prospectus is part and prior to its effectiveness, will also be incorporated by reference into this prospectus and deemed to be part of this prospectus from the date of the filing of such reports and documents; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K, or other information “furnished” to the SEC, which is not deemed filed is not and will not be incorporated by reference in this prospectus and any accompanying prospectus supplement:

●	our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 3, 2021;

●	our Definitive Proxy Statement on Schedule 14A, filed with the SEC on March 9, 2021;

●	our Current Reports on Form 8-K, filed with the SEC on February 1, 2021, March 1, 2021 and March 5, 2021;

●	any description of shares of our common stock contained in a registration statement filed pursuant to the Exchange Act and any amendment or report filed for the purpose of updating such description;

●	our Articles of Amendment and Restatement, dated November 22, 2013 (a form of which was filed with the SEC as Exhibit (a) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) on January 22, 2014); and

●	our Amended and Restated Bylaws (a form of which was filed with the SEC as to Exhibit (b) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) on January 22, 2014).

To obtain copies of these filings, see “Available Information.”

AVAILABLE INFORMATION

This prospectus is part of a registration statement we filed with the SEC. This prospectus does not contain all of the information set forth in the registration statement, some of which is contained in exhibits to the registration statement as permitted by the rules and regulations of the SEC. For further information with respect to us and the securities we are offering under this prospectus, we refer you to the registration statement, including the exhibits filed as a part of the registration statement. Statements contained in this prospectus concerning the contents of any contract or any other document are not necessarily complete. If a contract or other document has been filed as an exhibit to the registration statement, please see the copy of the contract or document that has been filed. Each statement in this prospectus relating to a contract or document filed or incorporated by reference as an exhibit is qualified in all respects by such exhibit.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available free of charge at www.sec.gov. This information is also available free of charge by contacting us by telephone at (650) 854-2090 or on our website at www.tpvg.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

You can request a copy of any of our SEC filings (other than exhibits, unless the exhibits are specifically incorporated by reference into these documents), including those incorporated by reference herein, at no cost, by writing or telephoning us at the following address or telephone number:

TriplePoint Venture Growth BDC Corp.

2755 Sand Hill Road, Suite 150

Menlo Park, California 94025

(650) 854-2090

Attn: Secretary

$500,000,000

TriplePoint Venture Growth BDC Corp.

Common Stock

Preferred Stock

Subscription Rights

Warrants

Debt Securities

PROSPECTUS

, 2021

TRIPLEPOINT VENTURE GROWTH BDC CORP.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial statements

The consolidated financial statements as of December 31, 2020 and December 31, 2019 and for each of the three years in the period ended December 31, 2020 have been incorporated by reference in this registration statement in “Part A—Information Required in a Prospectus” in reliance on the report of Deloitte & Touche LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

(2)	Exhibits

(a)	Articles of Amendment and Restatement (Incorporated by reference to Exhibit (a) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(b)	Amended and Restated Bylaws (Incorporated by reference to Exhibit (b) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(c)	Not applicable

(d)(1)	Form of Stock Certificate (Incorporated by reference to Exhibit (d) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(d)(2)	Indenture between TriplePoint Venture Growth BDC Corp. and U.S. National Bank Association, as trustee, dated July 31, 2015 (Incorporated by reference to Exhibit (1) to TriplePoint Venture Growth BDC Corp.’s Form 8-A (File No. 001-36328) on August 4, 2015)

(d)(3)	Form T-1 Statement of Eligibility of U.S. Bank National Association, as Trustee, with respect to the Form of Indenture*

(d)(4)	Second Supplemental Indenture relating to the 5.75% Notes due 2022, between TriplePoint Venture Growth BDC Corp. and U.S. National Bank Association, as trustee, dated July 14, 2017 (Incorporated by reference to Exhibit d(6) to Post-Effective Amendment No. 6 to TriplePoint Venture Growth BDC Corp.’s Registration Statement on Form N-2 (File No. 333-204933) filed on July 14, 2017)

(d)(5)	Form of Global Note with respect to 5.75% Notes due 2022 (Incorporated by reference to Exhibit (d)(4) hereto)

(d)(6)	Master Note Purchase Agreement, dated March 19, 2020, by and among TriplePoint Venture Growth BDC Corp and the Purchasers party thereto (Incorporated by reference to Exhibit 10.1 to TriplePoint Venture Growth BDC Corp.’s Form 8-K (File No. 814-01044) filed on March 19, 2020)

(d)(7)	Form of 4.50% Series 2020A Senior Note, due March 19, 2025 (Incorporated by reference to Exhibit (d)(6) hereto)

(d)(8)	First Supplement to Master Note Purchase Agreement, dated as of March 1, 2021, by and among TriplePoint Venture Growth BDC Corp. and the Additional Purchasers party thereto (Incorporated by reference to Exhibit 10.2 to TriplePoint Venture Growth BDC Corp.’s Form 8-K (File No. 814-01044) filed on March 1, 2021)

(d)(9)	Form of 4.50% Series 2021A Senior Note, due March 1, 2026 (Incorporated by reference to Exhibit (d)(8) hereto)

(e)	Dividend Reinvestment Plan (Incorporated by reference to Exhibit (e) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(f)	Not applicable

(g)	Investment Advisory Agreement between TriplePoint Venture Growth BDC Corp. and TPVG Advisers LLC, dated February 18, 2014 (Incorporated by reference to Exhibit (g) to Pre-Effective Amendment No. 2 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on February 24, 2014)

(h)(1)	Form of Underwriting Agreement for equity security issuances (Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-204933) filed on July 8, 2015)

(h)(2)	Form of Underwriting Agreement for debt security issuances (Incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-204933) filed on July 8, 2015)

(i)	Not applicable

(j)(1)	Custody Agreement between TriplePoint Venture Growth BDC Corp. and U.S. Bank, N.A., dated February 26, 2014 (Incorporated by reference to Exhibit (j) to Pre-Effective Amendment No. 3 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on March 3, 2014)

(j)(2)	Form of Custody Agreement between TriplePoint Venture Growth BDC Corp. and MUFG Union Bank, N.A., dated October 5, 2020*

(k)(1)	Administration Agreement between TriplePoint Venture Growth BDC Corp. and TPVG Administrator LLC, dated February 18, 2014 (Incorporated by reference to Exhibit (k)(1) to Pre-Effective Amendment No. 2 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on February 24, 2014)

(k)(2)	License Agreement between TriplePoint Venture Growth BDC Corp. and TriplePoint Capital LLC, dated February 18, 2014 (Incorporated by reference to Exhibit (k)(2) to Pre-Effective Amendment No. 2 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on February 24, 2014)

(k)(3)	Form of Indemnification Agreement between TriplePoint Venture Growth BDC Corp. and each of its directors and executive officers (Incorporated by reference to Exhibit (k)(3) to Pre-Effective Amendment No. 1 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on January 22, 2014)

(k)(4)	Form of Receivables Financing Agreement, dated as of February 21, 2014, among TPVG Variable Funding Company LLC, as borrower, TriplePoint Venture Growth BDC Corp., individually and as collateral manager and as sole equityholder of the borrower, Vervent Inc., as backup collateral manager, the lenders from time to time parties thereto, Deutsche Bank AG, New York Branch, as facility agent, Deutsche Bank Trust Company Americas, as paying agent, the other agents parties thereto and U.S. Bank National Association, as custodian, as amended and conformed through Amendment No. 13 dated January 29, 2021 (Incorporated by reference to Exhibit 10.7 to TriplePoint Venture Growth BDC Corp.’s Annual Report on Form 10-K (File No. 814-01044) filed on March 3, 2021)

(k)(5)	Pledge Agreement between TriplePoint Venture Growth BDC Corp., TPVG Variable Funding Company LLC and Deutsche Bank AG, dated February 21, 2014 (Incorporated by reference to Exhibit (k)(9) to Pre-Effective Amendment No. 3 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on March 3, 2014)

(k)(6)	Blocked Account Control Agreement between TPVG Variable Funding Company LLC, Deutsche Bank AG and U.S. Bank, National Association, dated February 21, 2014 (Incorporated by reference to Exhibit (k)(10) to Pre-Effective Amendment No. 3 to TriplePoint Venture Growth BDC Corp.’s registration statement on Form N-2 (File No. 333-191871) filed on March 3, 2014)

(k)(7)	Securities Purchase Agreement, dated as of October 25, 2017, by and between the Company and certain investment funds managed by the Alternative Investments & Manager Selection Group of Goldman Sachs Asset Management, L.P. (Incorporated by reference to Exhibit 10.1 to TriplePoint Venture Growth BDC Corp.’s Current Report on Form 8-K (File No. 814-01044) filed on October 26, 2017)

(k)(8)	Securities Purchase Agreement, dated as of October 25, 2017, by and between the Company and James P. Labe, Sajal K. Srivastava, and Andrew J. Olson (Incorporated by reference to Exhibit 10.2 to TriplePoint Venture Growth BDC Corp.’s Current Report on Form 8-K (File No. 814-01044) filed on October 26, 2017)

(l)	Opinion and consent of Dechert LLP**

(m)	Not applicable

(n)(1)	Consent of Deloitte & Touche LLP*

(n)(2)	Report of Deloitte & Touche LLP on Senior Securities Table (Incorporated by reference to Exhibit 99.1 to TriplePoint Venture Growth BDC Corp.’s Annual Report on Form 10-K (File No. 814-01044) filed on March 3, 2021)

(o)	Not applicable

(p)	Not applicable

(q)	Not applicable

(r)	Joint Code of Ethics of TriplePoint Venture Growth BDC Corp. and the Adviser*

*	Filed herewith.
**	To be filed by pre-effective amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus that is included in this registration statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$21,318
FINRA filing fee	29,810
NYSE listing fees(1)	15,400
Printing expenses(1)	40,000
Accounting fees and expenses(1)	100,000
Legal fees and expenses(1)	500,000
Miscellaneous(1)	1,000
Total	$707,528

(1)	These amounts are estimates.

Item 28. Persons Controlled by or Under Common Control

The Registrant directly or indirectly owns 100% of the limited liability company interests of TPVG Variable Funding Company LLC, a Delaware limited liability company, and TPVG Investment LLC, a Delaware limited liability company. Each of the Registrant’s subsidiaries is consolidated for financial reporting purposes. In addition, the Registrant may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus that is included in this registration statement.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of March 25, 2021

Title of Class	Number of Record Holders
Common Stock, $0.01 par value	20

Item 30. Indemnification

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VIII of the Registrant’s Articles of Amendment and Restatement and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision, which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

The Registrant’s charter authorizes the Registrant, and the Registrant’s bylaws require the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer and any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee who, in either case, is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in any such capacity, from and against any claim or liability to which that person may become subject or which that person may incur by reason of such service and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

In accordance with the 1940 Act, the Registrant may not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Our Adviser and Administrator

The Investment Advisory Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Adviser and its professionals and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our Administrator and any person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The Registrant has entered into indemnification agreements with its executive officers and directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement, each an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our Adviser, and each managing director, director or executive officer of our Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this registration statement in the section entitled “Portfolio Management” or is otherwise incorporated by reference into Part A of this registration statement. Additional information regarding our Adviser and its officers and directors is set forth in its Form ADV, as filed with the U.S. Securities and Exchange Commission (SEC File No. 801-78757), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant: TriplePoint Venture Growth BDC Corp., 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025;

(2)	the Custodians: U.S. Bank, N.A., 190 S. LaSalle Street, 10th Floor, Chicago, IL 60603, and MUFG Union Bank, N.A., 350 California Street, 17th Floor, San Francisco, CA 94104;

(3)	the Transfer and Dividend Paying Agent and Registrar: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219;

(4)	the Registrant’s Adviser: TriplePoint Advisers LLC, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025; and

(5)	the Registrant’s Administrator: TriplePoint Administrator LLC, 2755 Sand Hill Road, Suite 150, Menlo Park, California 94025.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	We hereby undertake:

a.	that, for the purpose of determining any liability under the Securities Act, each post-effective amendment to the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

b.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

c.	that, for the purpose of determining liability under the Securities Act to any purchaser that:

(1)	if we are relying on Rule 430B:

(A)	each prospectus filed pursuant to Rule 424(b)(3) shall be deemed to be part of the Registration Statement as of the date the filed prospectus was deemed part of and included in the Registration Statement; and

(B)	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the Registration Statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the Registration Statement relating to the securities in the Registration Statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the Registration Statement or prospectus that was part of the Registration Statement or made in any such document immediately prior to such effective date; or

(2)	if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of this Registration Statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus that is part of the Registration Statement or made in a document incorporated or deemed incorporated by reference into the Registration Statement or prospectus that is part of the Registration Statement will, as to a purchaser with a time of contract of sale prior to such first use, supersedes or modify any statement that was made in the Registration Statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

d.	that for the purpose of determining our liability under the Securities Act to any purchaser in the initial distribution of securities, we undertake that in a primary offering of our securities pursuant to this Registration Statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of us relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	Free writing prospectuses relating to the offering prepared by or on behalf of us or used or referred to by us;

(3)	the portion of any other free writing prospectuses or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(4)	any other communication that is an offer in the offering made by us to the purchaser.

4.	Not applicable.

5.	We hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of our annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons, we have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by any of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we undertake, unless in the opinion of our counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and we will be governed by the final adjudication of such issue.

7.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of Menlo Park, in the State of California, on March 26, 2021.

TRIPLEPOINT VENTURE GROWTH BDC CORP.

By:	/s/ James P. Labe
Name: James P. Labe
Title: Chief Executive Officer and Chairman of the Board

POWER OF ATTORNEY

Each officer and director of TriplePoint Venture Growth BDC Corp. whose signature appears below constitutes and appoints James P. Labe, Sajal K. Srivastava and Christopher M. Mathieu, and each of them (with full power to each of them to act alone), as the undersigned’s true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for, on behalf of and in the name, place and stead of the undersigned, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, any post-effective amendments and supplements to this registration statement) and any additional registration statement filed pursuant to Rule 462(b), with all exhibits thereto, and any and all documents in connection therewith, with the U.S. Securities and Exchange Commission or any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

Signatures		Title	Date

By:	/s/ James P. Labe	Chief Executive Officer and	March 26, 2021
	James P. Labe	Chairman of the Board (Principal Executive Officer)

By:	/s/ Sajal K. Srivastava	Chief Investment Officer, President,	March 26, 2021
	Sajal K. Srivastava	Secretary, Treasurer and Director

By:	/s/ Christopher M. Mathieu	Chief Financial Officer (Principal	March 26, 2021
	Christopher M. Mathieu	Financial and Accounting Officer)

By:	/s/ Gilbert E. Ahye	Director	March 26, 2021
Gilbert E. Ahye

By:	/s/ Steven P. Bird	Director	March 26, 2021
Steven P. Bird

By:	/s/ Stephen A. Cassani	Director	March 26, 2021
Stephen A. Cassani

By:	/s/ Cynthia M. Fornelli	Director	March 26, 2021
Cynthia M. Fornelli